As filed with the Securities and Exchange Commission on August 26, 2016
Securities Act Registration No. 033-35156
Investment Company Act Registration No. 811-06113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 40	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 41	[X]

(Check appropriate box or boxes.)

The Caldwell & Orkin Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

5185 Peachtree Parkway
Suite 370
Norcross, GA  30092-6541
 (Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (678) 533-7850

Michael B. Orkin
5185 Peachtree Parkway
Suite 370
Norcross, GA  30092-6541
(Name and Address of Agent for Service)

With copy to:
Reinaldo Pascual, Esq.
Paul Hastings LLP
1170 Peachtree Street, N.E., Suite 100
Atlanta, GA 30309

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on August 29, 2016 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

A No-Load Mutual Fund
TICKER SYMBOL: COAGX
Prospectus	August 30, 2016

Managed By:
C&O FUNDS ADVISOR, INC.
(800) 237-7073 or (678) 533-7850
www.caldwellorkin.com
5185 Peachtree Parkway, Suite 370
Norcross, Georgia 30092-6541

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

Any representation to the contrary is a criminal offense.

Caldwell & Orkin Market Opportunity Fund	Table of Contents

Summary Section	2
Additional Information on the Fund	7
Principal Risks of Investing in the Fund	11
Disclosure of Portfolio Holdings	13
Management of the Fund	13
Investment Team	13
Purchase of Shares	14
Redeeming Your Shares	16
Additional Information about Purchases and Redemptions	17
Distributions and Federal Taxes	19
Net Asset Value	19
Additional Information	20
Index Description	21
Financial Highlights	21
Privacy Policy Disclosure	PN-1

Caldwell & Orkin Market Opportunity Fund

SUMMARY SECTION

Investment Objective
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed within 90 days of purchase)		2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution (12b-1) expenses		None
Other Expenses (includes Administrative, Interest and Dividend expenses listed below):
Administrative expenses	0.39%
Interest Expense on Short Sales of Securities	0.85%
Dividend Expense on Short Sales of Securities	0.73%
Total Other Expenses		1.97%
Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses		2.99%[1]

1	The Total Annual Fund Operating Expenses above does not correlate to the ratio of total expenses provided in the Financial Highlights table for the period ended April 30, 2016, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	3 years	5 years	10 years
	$302	$924	$1,571	$3,304

Portfolio Turnover
The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 415% of the average value of its Portfolio.
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Principal Investment Strategies of the Fund
C&O Funds Advisor, Inc. (the “Manager” or “We”) uses a catalyst-driven, multi-dimensional, disciplined investment process focusing on active asset allocation, security selection and surveillance to achieve the Fund’s investment objective.

Active asset allocation refers to the way we determine the balance of different types of assets in the Fund at any given time.

Security selection refers to the way we choose the securities we buy or sell short.

Surveillance refers to how we monitor the portfolio.

The Manager’s philosophy in managing the Fund is to focus on risk as well as return. We utilize an investment philosophy based upon sophisticated exploitation of the low-risk anomaly. The low-risk anomaly stands in direct contradiction to the conventional beliefs of Efficient Market Hypothesis stating that high risk is equated with higher return. At Caldwell & Orkin, we take the opposite view – we believe that lower risk can result in higher return. Specifically, we focus on mitigating market risk (the risk that the broad market averages decline, taking good companies down with it) and stock selection risk (the risk that a stock underperforms due to company-specific issues). We use active asset allocation strategies to manage the Fund’s exposure to market risk. And we employ a flexible investment style based on fundamental and technical analysis in equity selection to manage stock selection risk. Finally, in surveillance, various monitoring devices are used in order to reduce the risks of making serious mistakes. We generally divide the Fund’s portfolio among three broad categories of assets:

●	Long Portfolio – This portion of the Fund is comprised primarily of common stock, exchange-traded funds (“ETFs”), and listed call options we have purchased. The Long Portfolio is comprised of securities our research indicates may increase in price. Generally, when we are “bullish” (when we believe the overall equity markets will rise) the size of the Long Portfolio may increase relative to the size of the overall Fund portfolio.

●	Short Portfolio – This portion of our portfolio consists primarily of common stock and ETFs we have borrowed and sold short. The Short Portfolio may at times also include listed put options we have purchased. The Short Portfolio is comprised of securities our research indicates may decrease in price. If the price of a stock sold short decreases before we close the position, we make money. If it increases, we lose money. Generally, when we are “bearish” (when we believe the overall equity markets will fall) the size of the Short Portfolio may increase relative to the size of the overall Fund portfolio.

●	Cash / Money Market / Fixed Income Securities – This portion of our portfolio includes cash, cash equivalents (e.g. money market funds and/or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash equivalents more than bonds.

As to the Long and Short Portfolios, we typically invest between 50% and 100% of our net assets in common stocks, ETFs and listed options. Our investments may be made in companies of any size. The Fund may hold up to 60% of its net assets in short positions at any given time, and we may invest up to 25% of the Fund’s assets in equity securities that are issued by foreign issuers and are traded in the United States, and in American Depository Receipts of foreign companies. In addition, we typically invest between 0% and 50% of our net assets in cash / money market / fixed income securities. The corporate bonds we purchase may have any maturity and be of any rating or quality, as long as the Manager believes it is consistent with the Fund’s investment objective.

Thus, the Fund’s theoretical investment latitude is anywhere from 100% net long (100% long positions and 0% cash) to 60% net short (60% short positions and 0% cash), although it is unlikely we would be at those extremes. We believe this wide investment latitude sets the Fund apart from most other mutual funds employing a long/short investment strategy.

In managing the Fund for risk as well as return the Manager’s goal is to make money over a full market cycle, which includes both bull market (rising) and bear market (falling) cycles, but with less stomach churn.

Principal Risks of Investing in the Fund
An investment in the Fund carries risk, and you may lose money on your investment. The principal risks of investing in the Fund are:
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●	Market risk – In a declining stock market, stock prices for all companies generally may decline, regardless of any one particular company’s own unique prospects. Holdings in the Fund’s short portfolio may cause the Fund to fluctuate independently of stock market indices such as the S&P 500.

●	Short sale risk – A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. In a rising market, the Fund may lose value on its short sales.

●	Business risk – A particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.

●	Small company risk – Stocks of smaller companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets and find it more difficult to obtain financing for growth or potential development than do larger companies.

●	Market valuation risk – Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be very volatile and speculative.

●	Political risk – Regulation or deregulation of a particular industry can have a material impact on the value of companies within the affected industry.

●	Equity securities interest rate risk – Increases in interest rates may lower the present value of a company’s future earnings stream.

●	Fixed income securities interest rate risk – The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline.

●	Credit risk – Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or Standard & Poor’s, may cause the price of an issuer’s bond to decline and may affect liquidity for the security.

●	Options Risk – The success of the Fund’s use of options will depend on the Manager’s ability to predict certain market movements, which cannot be assured.

●	Investments in other investment companies – The Fund may invest in shares of other management investment companies, including, but not limited to, money market funds and ETFs, subject to the limitations and requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such other investment companies and will bear indirectly its proportionate share of the advisory fees and other expenses of such investment companies.

●	Investments in ETFs – To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value. To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value.

●	Foreign Securities risk – Investing in foreign securities involves risks not typically associated with investing in U.S. securities, including, but not limited to, fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time-to-time, in the past, imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.
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●	Portfolio turnover risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategy may involve frequent trading, which leads to high portfolio turnover (e.g., 415%, 434% and 657% for the fiscal years ended April 30, 2016, 2015 and 2014, respectively) and could generate potentially large amounts of net realized capital gains in a given year. Higher portfolio turnover may also result in higher brokerage costs for the Fund.

Risk/Return Bar Chart and Table
The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below illustrates how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.CaldwellOrkin.com or by calling the Fund toll-free at 1-800-467-7903.

Annual Total Returns for Years Ended December 31

Best Quarter (in the last ten years): 3rd quarter 2007, 15.69%
Worst Quarter (in the last ten years): 3rd quarter 2008, (6.24)%

The Fund’s calendar year-to-date return as of June 30, 2016 was (4.93)%.

Average Annual Total Returns
(for the periods ended December 31, 2015)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.
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	1 Year	5 Years	10 Years	Since August 24, 1992(1)
Return Before Taxes	5.11%	4.85%	5.15%	8.02%
Return After Taxes on Distributions	3.06%	4.29%	4.47%	6.29%
Return After Taxes on Distributions and Sale of Fund Shares	3.34%	3.62%	3.89%	5.87%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	9.28%

(1)	Effective August 24, 1992 the Fund commenced active management and changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to August 24, 1992, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

Management

Investment Adviser
C&O Funds Advisor, Inc.

Investment Team
Michael B. Orkin is the Fund’s Chief Investment Officer. He has been primarily responsible for the day-to-day management of the Fund’s portfolio since August 24, 1992. Mr. Orkin is President of the Manager and Chief Executive Officer and sole owner of Caldwell & Orkin, Inc. (“C&O, Inc.”), the parent company of C&O Funds Advisor, Inc.

Mr. Orkin is assisted by Portfolio Managers David R. Bockel, Jr. and J. Patrick Fleming. Mr. Bockel and Mr. Fleming joined Caldwell & Orkin, Inc. in 2000 and 2002, respectively; both have served as Portfolio Managers since 2012.

Purchase and Sale of Fund Shares
Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments
Regular Account	$25,000	$100
Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$10,000	$100

Note that some broker-dealers may impose different minimums.

You may redeem shares of the Fund on any business day by telephone at 800-467-7903 for amounts up to $200,000, or by regular mail at ALPS Fund Services, Inc., P.O. Box 46256, Denver, CO 80201, or by a systematic withdrawal plan (must be multiples of $100). Systematic withdrawal plans can be accomplished bi-monthly, monthly, quarterly, semi-annually or annually, and must be made between the 1st and 25th of the month.

Effective on or about October 22, 2016, you may redeem shares of the Fund on any business day by regular mail at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH  45246, or by a systematic withdrawal plan (must be multiples of $100). Systematic withdrawal plans can be accomplished bi-monthly, monthly, quarterly, semi-annually or annually, and must be made between the 1st and 25th of the month.

Tax Information
The Fund intends to make distributions of its ordinary income and/or capital gains, which are taxable, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
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Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ON THE FUND

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. The Fund uses the principal investment strategies detailed in the Summary Section to achieve its investment objective. As explained above, the Fund’s strategy includes active asset allocation, security selection (including long and short security positions), and surveillance. “Active asset allocation” refers to the way we determine the balance of different types of assets in the Fund at any given time. “Security selection” refers to the way we choose the securities we buy or short. “Surveillance” ensures that each security in the portfolio is monitored continuously.

We generally divide the Fund’s portfolio among three broad categories of assets:

●	Long Portfolio – The Long Portfolio is comprised of securities our research indicates may increase in price. This portion of the Fund’s portfolio consists primarily of common stock, ETFs, and listed call options we have purchased. When we are positive on a particular company, we buy the common stock of that company and/or listed call options that permit us to purchase that company’s common stock at a fixed price for a limited time. When we are positive on overall stock markets, sectors of the stock market, or specific industries, we may buy ETFs that track the performance of the appropriate markets, sectors or industries. We may also buy listed call options that permit us to purchase the relevant ETF for a fixed price for a limited time. Generally, when we are “bullish” (when we believe the overall equity markets will rise) the size of the Long Portfolio may increase relative to the size of the overall Fund portfolio.

●	Short Portfolio – The Short Portfolio is comprised of securities our research indicates may decrease in price. This portion of the Fund’s portfolio consists primarily of common stock and ETFs we have borrowed and sold short. The Short Portfolio may at times also include listed put options we have purchased. When we are negative on a particular company and our research indicates the company’s stock may decrease in price, we may sell short the common stock of the company. If the price of the stock sold short decreases before we close the position, we make money. If it increases, we lose money. We may also purchase listed put options that permit us to sell that company’s stock at a fixed price for a limited time. When we are negative on overall stock markets, sectors of the stock market, or specific industries, we sell short ETFs that track the performance of the appropriate markets, sectors or industries. We may also purchase listed put options that permit us to sell the relevant ETF for a fixed price for a limited time. A listed put option may generally increase in value when the underlying security decreases in value. Generally, when we are “bearish” (when we believe the overall equity markets may fall) the size of the Short Portfolio may increase relative to the size of the overall Fund portfolio.

We sell securities short or purchase listed put options to:

– Manage or hedge our exposure to perceived market risk
– Preserve capital and potentially profit during a falling stock market
– Make money when we think a particular security’s price will decline

●	Cash / Money Market / Fixed Income Securities – This portion of our portfolio includes cash, cash equivalents (e.g. money market funds and/or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash equivalents more than bonds. The corporate bonds we purchase may have any maturity and be of any rating or quality, as long as the Manager believes it is consistent with the Fund’s investment objective.

Active Asset Allocation. We use active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents - to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions and put options are employed with the intent of making money when those stocks we judge to be mispriced fall. When we use short positions or put options, the Fund’s portfolio is considered to be “hedged,” so that it is not fully exposed to the price movements and volatility of the broader market in an effort to reduce the Fund’s overall risk. Asset allocation determinations are primarily based on our perception of risk in the marketplace. Active asset allocation is used to manage our exposure to that risk and to improve returns. To help us assess risk, and how to allocate our assets, we examine a number of factors that we believe exercise the most influence on the prices of stocks and bonds. Some of the factors we focus on are described below:
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●	Monetary / Economic Liquidity – This factor considers the relationship between liquidity (or money supply) and economic growth in the current market environment. It influences us to be bullish when money supply increases faster than economic growth because excess economic liquidity flows into stocks and bonds. It influences us to be bearish when the economy grows faster than money supply, as money is withdrawn from financial assets to purchase plant, equipment and other products.

●	Inflation – This factor measures changes in the cost of living. In general, it influences us to be bullish for stocks when inflation is falling, yet remains positive. It influences us to be bearish when inflation is increasing, or if it indicates we are experiencing deflation (negative inflation).

●	Momentum / Breadth – This factor gauges the action (trend, speed and breadth) of general stock price movements. It influences us to be bullish when it indicates that the markets are moving in a gradual uptrend (price momentum) with most stocks moving up (broad breadth). It influences us to be bearish when the opposite occurs.

●	Sentiment – This factor assesses surveys taken to determine if investors are feeling positive or negative about the outlook for stocks and bonds. This factor is a contrary indicator, influencing us to be bullish when too many investors are pessimistic and bearish when too many investors are optimistic. It is more important at extreme levels.

●	Valuation – This factor assesses the various measures used to determine whether stocks are cheap or expensive based on historic norms. It influences us to be bullish when it reflects that stocks are relatively inexpensive based on historic norms and influences us to be bearish when it reflects that they are expensive relative to historical norms. There is a wideband in acceptable valuations, therefore we rarely focus on it. Instead we use it when extremes are reached.

●	Supply / Demand – This factor measures the relationship between stock supply and demand in the market. Supply increases with initial public and secondary offerings, and decreases with stock buy backs and insider purchases. This factor influences us to be bullish when it indicates that there is a low supply of stock and high demand. It influences us to be bearish when the reverse is true.

●	Global Currents – This factor uses all of the factors described above and applies them to foreign markets in assessing their bullish or bearish impact on domestic financial markets.

Although we weigh the factors differently over time, we consider Monetary / Economic Liquidity and Inflation, which help us to determine trends in the market, to be the most important. They demonstrate varying degrees of cause and effect relationships with stock price movements. The remaining factors are more correlative with asset prices and play a greater role when they reach extreme levels. We use these factors, along with other research, when making our investment decisions. We make the determination whether, and to what degree, to be “bullish” or “bearish” on the market at any given time based on our research.

When these and other factors lead us to believe that the market is moving in an upward trend (when we believe overall equity markets may rise), we are “bullish” about the market and generally try to increase the percentage of positions in the Long Portfolio and/or be net long. Conversely, when we believe overall equity markets may fall, we are “bearish” about the market and generally try to increase the percentage of positions in the Short Portfolio and/or be net short.

We typically invest between 50% and 100% of our net assets in U.S. common stocks. In addition, we may invest up to 25% of the Fund’s assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depository Receipts issued on securities of foreign companies.
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Bottom-up company-specific analysis leads us to buy or short a company’s stock based on that company’s prospects and without regard to external variables that don’t directly impact the company’s fundamentals.

Top-down economic and market analysis leads us to buy or short certain companies, markets or sectors of the market based on the economic variables and market trends we identify.

Our investment decisions are based on a combination of bottom-up company-specific analysis and top-down economic and market analysis. Our investments include both long positions and short positions and may be made in companies of any size. We take long positions in companies when we believe that their share prices may rise, and we take short positions in companies when we believe that their share prices may fall.

We typically invest between 0% and 50% of our net assets in money market securities and fixed income securities. This portion of our portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash equivalents more than bonds. The corporate bonds we purchase may have any maturity and be of any rating or quality, as long as the Manager believes it is consistent with the Fund’s investment objective.

The Fund’s total stock position (long positions plus short positions) and the balance between long positions and short positions in the Fund’s portfolio at any given time is based on our ability to identify attractive long and short investments and our asset allocation determinations. The Fund differs from a traditional “long only” mutual fund in that it allows investors to participate in the market’s potential upside while engaging in short sales and using listed put options as part of a strategy to hedge against downside risk. There can be no guarantee that hedging will reduce or eliminate downside risk. Our hedging strategies may not be successful, and may limit upside gains. The Fund is not a limited partnership hedge fund and does not invest in limited partnership hedge funds. Rather, the Fund may be characterized as a hedged mutual fund that may hold up to 60% of its net assets in short positions at any time.

A long position represents an ordinary purchase of a security.

A short position (making a short sale) is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the security price declines.

Security Selection. Security selection refers to the way we choose the securities we buy or sell short. We employ a flexible investment style based on fundamental and technical analysis in equity selection to manage stock selection risk (the risk that a stock underperforms due to company-specific issues). Our qualitative assessment of that analysis determines our buy/sell decisions.

Our net exposure to the market is the percentage of our portfolio in long positions minus the absolute value of the percentage in short positions. We are net long when the percentage of long positions is higher, and net short when the percentage of short positions is higher.

In security selection, individual investment factors are studied in order to identify purchase or sale candidates. Our investment process in security selection typically emphasizes change or catalysts. In view of our long-short investment style, these changes may have either a positive or negative affect on individual issuers. For example, several of the fundamental factors we evaluate include: quality of management and changes in management personnel or structure, industry characteristics including changes in variables that indicate strengthening in a company’s industry, production efficiency, competitive factors, product quality and new product developments and financial strength.

While we generally have a growth company bias, we are not tied to any particular investment style box. We have the latitude to explore and act on investment opportunities along the value – growth and small cap – large cap continuums.

Our goal in security selection is to identify companies, sectors, and/or industries which we believe are experiencing positive changes and companies which we believe are experiencing negative changes, and position the Fund’s Long Portfolio and Short Portfolio accordingly. We may also sell Fund investments for macro reasons based on the Manager’s judgment that an investment may lose money.
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How do we pick positions for the Long Portfolio? We select our individual long stock positions by identifying companies which we believe are experiencing positive changes that may lead to a rise in their stock prices. Factors considered may include:

●	Acceleration of earnings and/or profits
●	Positive changes in management personnel or structure
●	New product developments
●	Positive changes in variables that indicate strengthening in a company’s industry

We are “bullish” and typically try to increase the percentage of our assets invested in the Long Portfolio when we find attractive investments and/or when we believe that the outlook is positive and the stock market may rise. When we want to be long the market as a whole, or long a particular market sector, we may purchase one or more ETFs that track a stock market index or a particular sector of the market.

How do we pick positions for the Short Portfolio? We select our individual short positions by identifying companies which we believe are experiencing negative changes that may cause their stock prices to fall. We evaluate factors similar to those evaluated for our long positions. These factors may include:

●	Deceleration of earnings, profits or acceleration of losses
●	Negative changes in management personnel or structure or failure to address management problems
●	New product developments by a company’s competitors
●	Negative changes in variables that indicate weakening in a company’s industry

We are “bearish” and typically try to increase the percentage of our assets invested in the Short Portfolio when we find attractive short candidates and/or when we believe that the outlook for the stock market is negative and that the market may experience declines. When we want to short the market as a whole, or short a particular market sector, rather than individual stocks, we will sell short one or more ETFs that track a stock market index or a particular sector of the market. We may also purchase listed put options as a hedge against declines in individual stocks, sectors, or the stock market as a whole.

Surveillance. In the surveillance process, various monitoring devices are used to dynamically track individual stock performance and aggregate portfolio performance in real time. This enables us to quickly detect problems and make portfolio adjustments as needed. Every stock is monitored against quantitative and qualitative performance expectations. By weeding out failed or failing issues, capital is preserved, the portfolio is constantly strengthened and room is made for holdings which may fulfill expectations.

Markets move in cycles. The Manager’s investment approach is dynamic and flexible in recognition of the changing emphasis in the markets. In managing the Fund, the Manager strives to outperform the market over the course of a full market cycle, which includes both bull market (a period of rising security prices) and bear market (a period of falling security prices) phases. Generally speaking, when the Fund is hedged we would expect the Fund to underperform during bull market phases and to outperform during bear market phases, although not necessarily with positive returns. In summary, our goal in managing the Fund is to outperform the S&P 500 Total Return index over the course of a full market cycle, but with less stomach churn.

Short Position Proceeds. Every time we establish a short position in a security, we borrow that security from our brokers and sell it in the market, receiving cash for the sales price. We typically invest these short sale proceeds in cash equivalent securities such as money-market securities or U.S. treasury securities maintained with the broker-dealer from whom we borrowed the security and/or our custodian. By taking this approach, we earn investment returns on our short sale proceeds while we are waiting to cover our short positions. Additionally, we are responsible for paying interest on borrowed securities to our brokers and dividends on any security sold short (if there are any) to the lender of that security. These payments are made from the Fund’s cash position. While the expenses generated from paying interest on borrowed securities and dividends on securities sold short are generally categorized as operating expenses for accounting and financial statement purposes, they are related exclusively to the Fund’s short investment activities.  Dividend expenses refer to paying the value of dividends to the securities’ lenders, and interest expenses on securities sold short arise from the use of short sale proceeds to invest more than 100% of the Fund's net assets in long positions. By excluding the borrowing (interest expenses) and dividend expenses on securities sold short, the Fund’s total annual fund operating expenses for the period ended April 30, 2016 would have been 1.41%.

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Investments in Futures and Options. The Fund may invest in futures and options on securities and indices, and use such securities either to hedge risk or enhance the long positions in the Fund’s portfolio. These investment techniques are subject to certain limitations and restrictions and involve additional risks which are described in more detail in the Statement of Additional Information ("SAI").

Temporary Positions. The Fund may, from time to time, take temporary positions that are outside the scope of the Fund’s principal investment strategies in an attempt to respond to unusual market, economic, political or other conditions.

Portfolio Turnover. Our disciplined investment style and use of certain risk control strategies (including active asset allocation and short selling) may result in higher-than-average portfolio turnover. Portfolio turnover results from buying and selling securities and involves expenses to the Fund in the form of brokerage commissions and other transaction costs. Generally, we take profits (or limit losses) by either paring back a position or exiting a position in full when we see a significant catalyst that challenges a position’s upside potential. The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value or total return were previously summarized and are discussed in more detail below. An investment in the Fund carries risk, and you may lose money on your investment.

●	Market risk – Stock prices are volatile. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company’s own unique prospects. During a recession or a bear market, all stock mutual funds that are correlated with the markets will likely lose money, and this is particularly true of ETFs and similar investments. Investors should note, however, that the Fund’s use of short sales may cause the Fund to fluctuate independently of stock market indices such as the S&P 500.

●	Short sale risk – As described previously, a short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. The Fund maintains a separate brokerage account for its short positions. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock price declines. In a rising market, the Fund may lose value on its short sales. When the price of any particular stock that the Fund has sold short rises above the price at which the borrowed stock was sold, the Fund’s market value decreases. In addition, if the Fund’s short account falls below the 150% asset coverage required by SEC rules or if the broker from whom a stock was borrowed for a position requires that stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.

●	Business risk – From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, some technology industry companies rely heavily on one type of technology. If this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on this technology may rapidly become unprofitable. However, companies outside of the industry or those within the industry that do not rely on the technology may not be affected at all.

●	Small company risk – Stocks of smaller companies may have more risks than those of larger companies. In general they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than do larger companies. Due to these and other factors, small companies may have volatile stock prices that are more susceptible to market downturns.

●	Market valuation risk – Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.
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●	Political risk – Regulation or deregulation of a particular industry can have a material impact on the value of companies within the affected industry. For example, during the past several years, the electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition and prosper under deregulation, while other companies may not.

●	Equity securities interest rate risk – Increases in interest rates may lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of a variety of factors, including future earnings, stock prices may decline when investors anticipate or experience rising interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline.

●	Fixed income securities interest rate risk – The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. There is the possibility that the value of particular bond or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. In general, the longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant affect on the Fund’s performance if a significant portion of the Fund’s assets are in fixed income securities with long-term maturities. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline.

●	Credit risk – Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or Standard & Poor’s, may cause the price of an issuer’s bond to decline and may affect liquidity for the security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings. Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

●	Options Risk – The success of the Fund’s use of options will depend on the Manager’s ability to predict certain market movements, which cannot be assured.

●	Futures Risk – Futures are subject to counter party risk, meaning the party who issues the derivative may be unable or unwilling to make timely settlement payments or otherwise honor its obligations. Derivatives may be more volatile than other investments and may result in magnified loss to the Fund.

●	Investments in other investment companies – The Fund may invest in shares of other management investment companies, including, but not limited to, money market funds and ETFs, subject to the limitations and requirements of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such investment companies and will bear indirectly its proportionate share of the advisory fees other expenses of such investment companies.

●	Investments in ETFs – To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value. To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value. When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF, and ETF investments are subject to the limitations described under “Investments in other investment companies.”

●	Foreign Securities risk – Investing in foreign securities involves risks not typically associated with investing in U.S. securities, including, but not limited to, fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time-to-time, in the past, imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.
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●	Portfolio turnover risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategy may involve frequent trading, which leads to high portfolio turnover (e.g., 415%, 434% and 657% for the fiscal years ended April 30, 2016, 2015 and 2014, respectively) and could generate potentially large amounts of net realized capital gains in a given year. As a result, it is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund’s net performance. Higher turnover may also result in higher brokerage commissions and other transaction costs. These costs reduce the Fund’s performance by the amount of the expense. For a discussion of certain tax information about the Fund, see “Federal Taxes” below.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

MANAGEMENT OF THE FUND

C&O Funds Advisor, Inc. manages the Fund’s investment portfolio on a daily basis, subject to review by the Fund’s Board of Directors. The Manager was formed in 1986 and is a wholly-owned subsidiary of C&O, Inc. C&O, Inc., formed in 1982, presently provides investment advisory services to individual investors and other institutions, and as of July 31, 2016, had funds under management (including the Market Opportunity Fund) of approximately $270,152,203. The Manager is an independent investment counsel firm with its offices located at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541. For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

Annualized Percentage of Average Daily Net Assets	Fund Asset Level
1.00%	$0 - $250,000,000
0.90%	$250,000,001-$500,000,000
0.80%	over $500,000,001

As a percentage of assets, the Fund paid the Manager an aggregate fee of 1.00% for the fiscal year ended April 30, 2016.

Expense Reimbursement Arrangements. The Manager has agreed to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. In addition, the Fund’s administrator has contractually agreed to waive a portion of its fees.  For the fiscal year ended April 30, 2016, the Fund’s administrator waived 0.02% of the Fund’s average net assets.

INVESTMENT TEAM

Michael B. Orkin is the Fund’s Chief Investment Officer. He has been primarily responsible for the day-to-day management of the Fund’s portfolio since August 24, 1992. Mr. Orkin is President of the Manager and Chief Executive Officer and sole owner of C&O, Inc. Prior to his current position, he was an analyst with Pacific Equity Management, Oppenheimer Capital Corporation and Ned Davis Research, Inc. He graduated from Vanderbilt University with a B.S. in Economics and earned an MBA in Finance from the University of Chicago Graduate School of Business. Mr. Orkin is a Chartered Financial Analyst.
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David R. Bockel, Jr. and J. Patrick Fleming are the Fund’s Portfolio Managers, assisting Mr. Orkin in that capacity since August, 2012. Mr. Bockel joined Caldwell & Orkin, Inc. on March 3, 2000. In addition to his duties as Portfolio Manager, Mr. Bockel serves as the Fund’s Treasurer and Assistant Secretary. Between 2006 and 2010 he was the Fund’s Secretary and Assistant Treasurer. Prior to joining Caldwell & Orkin, Inc., Mr. Bockel worked in client service at Fidelity National Bank. He graduated from Vanderbilt University with a B.S. in Economics. Mr. Bockel holds Series 7 and Series 63 securities licenses.

Mr. Fleming joined Caldwell & Orkin, Inc. on October 14, 2002. Prior to joining Caldwell & Orkin, Inc., Mr. Fleming held various trading-related positions at ING Investment Management, Solomon Smith Barney and BPI Global Asset Management. He graduated from Stetson University with a B.A. in Finance. Mr. Fleming holds Series 7 and Series 63 securities licenses, and is a Chartered Financial Analyst.

The Fund’s SAI contains more detailed information about the investment team’s compensation, other accounts managed by the investment team and the investment team’s ownership of securities in the Fund.

PURCHASE OF SHARES

The Fund sells its shares without any sales load. You may purchase shares of the Fund directly from the Fund as a direct shareholder (“Direct Shareholder”), or through an Omnibus account of a broker-dealer as an indirect shareholder (“Indirect Shareholder”). Your purchase of Fund shares is generally subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments
Regular Account	$25,000	$100
Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$10,000	$100

Notwithstanding the foregoing:

●	Employees of Caldwell & Orkin, Inc. and their spouses and children, members of the Fund’s Board of Directors and their spouses and children, and clients of Caldwell & Orkin, Inc. may open new accounts directly with the Fund with no minimum initial investment requirement.
●	Caldwell & Orkin, Inc. may invest its clients’ assets in the Fund either directly or through Omnibus accounts.
●	We may determine, in our sole discretion, to accept or reject any request to purchase shares of the Fund at any given purchase level.
●
Shares of the Fund may be purchased or sold through asset allocation, wrap fee and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund’s Distributor. The Fund reserves the right to waive the minimum initial or subsequent investment amount for purchasing Shares of the Fund through these or other programs.

How to Purchase Shares. You may purchase shares directly from the Fund by sending a completed application and a check in the amount of your investment to us at one of the addresses below. Your check should be made payable to the “Caldwell & Orkin Market Opportunity Fund.” Cash, third-party checks and traveler’s checks generally are not accepted. Eligible purchases must meet applicable minimum investment requirements. All investments must be in U.S. dollars, and the checks must be drawn on a U.S. bank. All purchases of Fund shares will be made at the next calculated net asset value (“NAV”) after a completed order is received.

Regular Mail: Caldwell & Orkin Market Opportunity Fund P.O. Box 46256 Denver, CO 80201	Overnight Delivery: Caldwell & Orkin Market Opportunity Fund 1290 Broadway, Suite 1100 Denver, CO 80203 (800) 467-7903
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Effective on or about October 22, 2016, mail can be sent to:

Caldwell & Orkin Market Opportunity Fund
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246

You may also wire an investment to the Fund after contacting Shareholder Services at (800) 467-7903 for wire instructions. If your wire investment is for a new account, you must provide a completed, signed account application by mail or facsimile. You may call Shareholder Services for the Transfer Agent’s facsimile telephone number. Your investment will be made at the net asset value or NAV next determined after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information prior to the close of the regular session of trading on the New York Stock Exchange, or NYSE, generally 4:00 pm Eastern Time, there may be a delay in the investment of your money. Please note that your bank may charge a fee for wiring services, and that the Fund is not responsible for delays in the wiring system.

Non-receipt of Purchase Wire/ Insufficient Funds Policy. The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Caldwell & Orkin Market Opportunity Fund post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Important Information about Procedures for Opening a New Account. Under the U.S.A. Patriot Act of 2001, we are required to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, we will ask for your name, residential street address, date of birth, social security or other tax identification number, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. We will not consider your account application to be “completed” and we will not invest your money in the Fund or open your new account until we receive this required information. In addition, if after opening your account we are unable to verify your identity after reasonable efforts, we may restrict further investment until your identity is verified or close your account without notice and return your redemption proceeds to you. If we close your account because we cannot verify your identity, we will value the account at the price determined as of 4:00 p.m. Eastern Time on the day in which your account is closed. In that case, redemption fees will be waived and your redemption proceeds may be worth more or less than your original investment.

Purchases through Third Parties / Broker-Dealers. You may make new and additional Fund purchases through Omnibus accounts of a Financial Industry Regulatory Authority (“FINRA”)-registered broker-dealer as an Indirect Shareholder. Since a broker-dealer may charge you additional or different fees for purchasing or redeeming shares than those described in this Prospectus, ask your broker-dealer about his or her fees before investing. For purchases of shares through a broker-dealer, orders are deemed to have been received by the Fund when the order is received in good order by the broker-dealer, and are executed at the next determined NAV after such receipt by the broker-dealer or the broker-dealer’s authorized designee. The Fund may, from time to time, make cash payments to certain financial intermediaries for shareholder services or networking fees. The Manager also may, from time to time, at its expense and out of its own resources, make cash payments to certain financial intermediaries for shareholder services or networking fees. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase Fund shares or the amount the Fund receives as proceeds from such sales. Revenue sharing or networking fee payments may be made to financial intermediaries that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-transfer agency, sub-accounting or marketing support.

Automatic Investment Plan. We offer an Automatic Investment Plan for Direct Shareholders who wish to automatically invest a specific amount of money on a regular basis after making their initial investment. Debits must be made from your bank account in amounts of $100 or more, and may be made between the 1st and the 25th of the month. If your regularly scheduled debit date falls on a weekend or holiday, your account will be debited on the following business day. You may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application or the Account Options Form. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Please call the Fund at (800) 467-7903 if you wish to participate in the Automatic Investment Plan.
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REDEEMING YOUR SHARES

We will buy back (redeem) your shares at the next determined NAV on the day we receive a valid request for redemption. In order to discourage market timing and short-term trading, and to reduce the cost of account turnover to shareholders, we will assess a redemption fee of 2.00% of the value of the shares being redeemed if the shares have been held for less than 90 days. The redemption fee will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager. If the shares being redeemed were purchased on different days, the shares held the longest will be redeemed first in determining whether the redemption fee applies.

The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans. The fee will apply to shares held through financial intermediaries (such as broker-dealer Omnibus accounts), IRA accounts and shares sold through a Systematic Withdrawal Plan, however.

If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares. Note that your intermediary may charge additional or different fees for redeeming shares not described in this Prospectus. Those fees are not imposed by the Fund, and are not paid to the Fund.

The Fund reserves the right to waive, modify or discontinue the redemption fee at any time or from time to time, provided that such action will not materially harm the Fund and is consistent with the Fund’s efforts to deter short-term trading and market timing.

You may redeem your shares by mail by sending a letter of instruction signed by all beneficial owners of the account to the Transfer Agent with your name, account number and the amount you wish to redeem. Mail the redemption request to:

Caldwell & Orkin Market Opportunity Fund
P.O. Box 46256
Denver, CO 80201

Effective on or about October 22, 2016, mail the redemption request to:

Caldwell & Orkin Market Opportunity Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

A “Medallion” signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

A check for the redemption proceeds will be sent to you at the address of record. If you request that the proceeds from the redemption be mailed to an address or a person that is not the address or person of record, or if you request, in writing, a redemption of $50,000 or more from your account, please note that an original “Medallion” signature guarantee is required for all signatures on the request.

In lieu of a check, you also may request that the redemption proceeds be wired to your bank account, provided that wiring instructions have been previously provided to the Transfer Agent. If wire instructions have not been previously provided, please include them in your written request, and obtain a “Medallion” signature guarantee. Please note that a fee for the wiring service will be deducted from your redemption proceeds.

You may also redeem your shares by telephone for amounts up to $200,000 if you have established telephone redemption privileges for your account (see Regular Account Application or Accounts Options Form, both available on the Fund’s website at www.caldwellorkinfunds.com). To redeem shares, please call the Transfer Agent at (800) 467-7903 before 4:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business. Telephone redemption proceeds may be wired only if wiring instructions have been provided on your initial Regular Account Application, Accounts Options Form, or if wiring instructions are provided, “Medallion” signature guaranteed, at any other time. Again, a fee for the wiring service will be deducted from your redemption proceeds.
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A “Medallion” signature guarantee is also required by the Fund for all IRA transfers.

You may add or change wire instructions for your account by sending a written request, “Medallion” signature guaranteed, to the address above.

You should note that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. If you are unable to implement a telephone redemption at any time, you may redeem shares by mail as described above. By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. The Transfer Agent reserves the right to refuse a telephone redemption request if the caller is unable to provide the following information exactly as registered on the account: account number, complete owner name and address, primary Social Security number or tax identification number. The Transfer Agent’s records of telephone redemption are binding. If you use telephone redemption privileges, you agree that neither the Transfer Agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent fails to employ this and other established procedures, the Transfer Agent may be liable. Telephone redemption is not available for shares held in IRA or other tax deferred accounts or if proceeds are to be sent to an address other than the address of record.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

If you invested in the Fund through a broker-dealer other than the Fund’s Distributor, you will need to contact your broker-dealer to redeem your shares. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus.

Systematic Withdrawal Plan. We offer a Systematic Withdrawal Plan for Direct Shareholders who wish to withdraw a set dollar amount at regular intervals. There is no special fee for this service. To be eligible for the Systematic Withdrawal Plan, Regular (taxable) account holders must have at least $50,000 in their Caldwell & Orkin Market Opportunity Fund account and must withdraw at least $100 per transaction. IRA and other retirement plan account holders must have at least $2,000 in their account, and are not subject to a minimum withdrawal amount per transaction. Systematic withdrawals may be made bi-monthly, monthly, quarterly, semi-annually or annually, may be made between the 1st and the 25th of the month. If your regularly scheduled systematic withdrawal date falls on a weekend or holiday, your funds will be sent on the prior business day. Payment may be made via a check mailed to the address of record, or sent electronically and deposited into a pre-determined bank account. Please note that involuntary sales of Fund shares may result in taxable investment gains and / or investment losses. Redemption fees will apply to shares sold through the Systematic Withdrawal Plan that were purchased within the last 90 days. See “Redeeming Your Shares” above. You may participate in the Systematic Withdrawal Plan by completing the appropriate section of the Automatic Investment / Telephone Redemption Privilege / Systematic Withdrawal Plan Election Form. All requests to change or discontinue the Systematic Withdrawal Plan must be received in writing fifteen (15) days prior to the next scheduled withdrawal date. Please call the Fund at (800) 467-7903 if you wish to participate in the Systematic Withdrawal Plan.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Small Accounts. Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, we reserve the right to liquidate your account if, as a result of redemptions or transfers (but not as a result of required IRA distributions or market depreciation), your account’s balance falls below the minimum investment that was required when your account was opened. For accounts opened on or after August 29, 2005, the minimum investment requirements are generally $25,000 for Regular Accounts and $10,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. We will notify you if your account falls below the required minimum. If your account is not increased to the required level after a sixty (60) day cure period then we may, in our discretion, liquidate the account.
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Telephone Purchases by Securities Firms. Brokerage firms that are FINRA members may telephone the Fund at (800) 467-7903 and buy shares for current Fund investors through the brokerage firm’s Omnibus account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund, the Fund’s Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to follow these established procedures, they may be liable. We may modify or terminate these telephone privileges at any time.

Responsibility for Fraud. Neither the Fund nor the Transfer Agent will be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on the account is authorized to do so. Please keep your account information private, and review your account statements immediately upon receipt. Contact the Transfer Agent immediately at (800) 467-7903 if you suspect there has been any unauthorized activity in your account.

Disruptive Trading and Market Timing. The Fund does not permit market timing; rather, the Fund is intended for long-term investors. Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of the Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders. These risks and harmful effects include the following:

●	an adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and
●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Board of Directors has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading. Under the market timing policies and procedures, we may monitor trading activity by shareholders and take steps to prevent disruptive trading. In general, we consider frequent roundtrip transactions in an account to constitute disruptive trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 60 days. While there is no specific limit on roundtrip transactions, we reserve the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where we determine that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 60-day period.

In determining the frequency of roundtrip transactions, we will not include purchases pursuant to dollar cost averaging or other similar programs, and we will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. We will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that we suspect as disruptive trading.

We may also take action if we determine that a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading, even if applicable shares are held longer than 60 days. In addition, we may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In this regard, we impose a redemption fee of 2.00% of the value of the shares being redeemed if the shares have been held for less than 90 days as described in “Redeeming Your Shares”. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information. The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

In compliance with Rule 22c-2 of the 1940 Act, the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), on behalf of the Fund, will enter into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing and disruptive trading policies. The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all disruptive trading.
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Miscellaneous. We reserve the right to:

●	terminate or modify any of the procedures for purchasing or redeeming shares at any time;
●	refuse to accept or determine to accept any request to purchase shares of the Fund for any reason;
●	delay sending the proceeds pursuant to any redemption request involving recently purchased shares until the check clears, which may take up to fifteen (15) days. If you need money sooner, you should purchase shares by bank wire, cashier’s check or certified check (see “Purchase of Shares”).
●	delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request); or
●	in its sole discretion, process any redemption request by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as “redemption in kind”).
●	require a “Medallion” signature guarantee for any redemption transactions made within 30 days of a change in the account name, address or banking instructions.

DISTRIBUTIONS AND FEDERAL TAXES

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Dividends paid by the Fund from its ordinary income (excluding qualifying dividend income) and distributions of the Fund’ net realized short-term capital gains are taxable to non-tax-exempt investors as ordinary income. Additionally, any capital gains or losses derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained.

Distributions made from the Fund’s net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholder has owned Fund shares. Dividends paid from the Fund’s income attributable to qualifying dividends are taxable to shareholders at the same Federal income tax rate as long-term capital gains. If you redeem your Fund shares, you will have a short- or long-term capital gain or loss depending upon the amount of time you owned the shares.

The Fund may be required to withhold U.S. federal income tax at a rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the applicability of state, local, and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

NET ASSET VALUE

The NAV of the Fund’s shares is determined once daily at market close, generally 4:00 p.m. Eastern Time every day the New York Stock Exchange is open for trading. The NAV will also be determined once daily on each day in which there is sufficient trading in the Fund’s portfolio of securities that the net asset value might be materially affected. The current closing NAV is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.
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The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price for long positions and at the last ask price for short positions.. Valuations of fixed income securities are supplied by independent pricing services approved by the Fund’s Board of Directors. Money market securities with a remaining maturity of sixty (60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity for the date of purchase exceeded sixty (60) days, unless the Board of Directors determines that such valuation does not represent fair value.

Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors. Because a fair value determination is based on an assessment of the value of the security pursuant to the policies approved by the Fund’s Board of Directors, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation; (iv) or in other situations deemed necessary by the Fund’s Board of Directors.

ADDITIONAL INFORMATION

Each shareholder who purchases shares directly from the Fund through the Distributor has an investment account and will receive quarterly statements from the Fund’s Transfer Agent as well as confirmation statements after each transaction. The quarterly statement will show the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions. On a semi-annual basis, the Manager will send investors a report which will include a letter regarding the Fund’s results, a performance summary, security positions in the Fund and financial statements.

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (800) 467-7903 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Inquiries regarding a Direct Shareholder’s investment account may be made to the Fund’s Transfer Agent using the address on the back of this Prospectus. Additionally, shareholders who purchase Fund shares directly from the Fund’s Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903. All other inquiries should be directed to the Fund at the address on the front of this Prospectus.

You can easily access your Fund account information 24 hours a day by setting up online access. The process is simple and takes only a few minutes. Visit the Fund’s website, www.CaldwellOrkinFunds.com, and click on the “Account Access” tab. From there you will click a link to enter the transfer agent’s website. Click on “Set Up Online Access” to establish an online account. You will need your social security or tax ID number and your Fund account number. You may also establish a new Fund account by clicking on “New Shareholder Account.” Once you’ve established your account and logged on, you also have the option to sign up for eDelivery by clicking on the “eDelivery Sign Up” link. eDelivery will allow you to receive your shareholder statements, confirmation statements and/or regulatory documents (prospectuses, annual reports) via electronic distribution rather than hard copy distribution via postal mail. If you have any questions regarding internet access to Fund information please call a shareholder services representative at (800) 467-7903.

Verification of Shareholder Transaction Statements. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.
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INDEX DESCRIPTION

The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders. You may obtain a copy of the Annual Report, without charge, by calling the Fund at (800) 237-7073.
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Selected Per Share Data
For a capital share outstanding throughout each year.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
PER SHARE DATA:
Net asset value, beginning of year	$22.94	$20.88	$22.97	$20.56	$19.59
Income/(loss) from investment operations:
Net Investment loss	(0.36)	(0.49)	(0.29)	(0.20)	(0.28)
Net realized and unrealized gain/(loss) on investments	0.30	2.71	(1.30)	2.60	1.24
Total from Investment Operations	(0.06)	2.22	(1.59)	2.40	0.96

LESS DISTRIBUTIONS:
From net realized gain on investments	(1.32)	(0.17)	(0.51)	–	–
Total Distributions	(1.32)	(0.17)	(0.51)	–	–
Redemption fee proceeds	0.01	0.01	0.01	0.01	0.01
Net asset value, end of year	$21.57	$22.94	$20.88	$22.97	$20.56

Total Return	(0.56%)	10.68%	(6.92%)	11.72%	4.95%

Ratios and Supplemental Data:
Net assets, end of year (000's)	$208,328	$128,935	$165,472	$260,916	$251,907
Ratios to Average Net Assets:
Management fees	1.00%	1.00%	1.00%	1.00%	0.99%
Administrative fees	0.37%	0.44%	0.29%	0.27%	0.27%
Expenses before dividends on securities sold short and interest expense	1.37%	1.44%	1.29%	1.27%	1.26%
Interest expense	0.85%	0.63%	0.30%	0.46%	0.43%
Expenses from dividends on securities sold short	0.73%	0.57%	0.14%	0.26%	0.43%
Ratio of total expenses(1)(2)	2.95%	2.64%	1.73%	1.99%	2.12%
Ratio of net investment loss(1)(2)	(2.06%)	(1.80%)	(0.98%)	(0.87%)	(1.27%)
Portfolio turnover rate	415%	434%	657%	352%	517%

(1)	The ratio of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of other investment companies.
(2)
The ratio of total expenses to average net assets and ratio of net investment loss include fees waived by Fund's Administrator in the amount of 0.02%, 0.02%, 0.01%, 0.01%, 0.01%, respectively, for the years ended April 30, 2016, 2015, 2014, 2013 and 2012, respectively.

PRIVACY POLICY DISCLOSURE

We appreciate your decision to invest in the Fund, and we want you to know that your privacy is of utmost importance to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.
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We collect nonpublic personal information as follows:

●	We collect information about you, including, but not limited to, your name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from applications, other forms or correspondence that we receive from you, and from personal conversations.

●	We receive information about your transactions with us, including, but not limited to, your account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose all of the nonpublic personal information we collect, as described above, to the Fund’s service providers, including the Fund’s Distributor, Transfer Agent and Custodian. We do not disclose any nonpublic information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
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How to Obtain More Information

The SAI contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this Prospectus. This means that the SAI is legally a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

If you would like to make an inquiry or obtain additional information about the Fund or request a free copy of the Fund’s SAI, Annual or Semi-Annual Reports, please call us toll free at (800) 237-7073, visit our website at http://www.caldwellorkin.com or write us at The Caldwell & Orkin Market Opportunity Fund, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Fund are available from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the Internet site may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

SEC File Number: 811-06113

Board of Directors
Frederick T. Blumer, Chairman
Michael B. Orkin, President
David L. Eager
James L. Underwood

Manager
C&O Funds Advisor, Inc.
5185 Peachtree Parkway
Suite 370
Norcross, GA 30092-6541

Transfer Agent
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

On or about October 22, 2016:

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246

Distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

On or about October 22, 2016:

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246

Custodian
U.S. Bank National Association
1555 N. Rivercenter Dr.
MK-WI-S302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul Hastings LLP
1170 Peachtree Street, N.E.
Suite 100
Atlanta, GA 30309

Independent Director Counsel
Arnall Golden Gregory LLP
171 17th Street, NW
Suite 2100
Atlanta, GA 30363

STATEMENT OF ADDITIONAL INFORMATION

August 30, 2016

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
OF
THE CALDWELL & ORKIN FUNDS, INC.

Ticker Symbol: COAGX

5185 Peachtree Parkway
Suite 370
Norcross, Georgia 30092-6541

Telephone No. (678) 533-7850
(800) 237-7073

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is a portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end diversified management investment company.  The Fund's objective is to provide long-term capital growth with a short-term focus on capital preservation.

This Statement of Additional Information (“SAI”) of Caldwell & Orkin is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated August 30, 2016 (the “Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing Caldwell & Orkin at the above telephone number or address.  This Statement of Additional Information has been incorporated by reference into the Prospectus.

This Statement of Additional Information incorporates by reference information from the Fund's Annual Report to shareholders for the fiscal year ended April 30, 2016.  The Annual Report also accompanies this Statement of Additional Information.  Additional copies are available, without charge, by contacting the Fund at (800) 237-7073.

C & O FUNDS ADVISOR, INC. - MANAGER

TABLE OF CONTENTS
THE FUND	1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS	1
INVESTMENTS IN SMALL COMPANIES	1
INVESTMENT IN FIXED INCOME SECURITIES	1
INVESTMENTS IN SHORT SALES OF SECURITIES	2
INVESTMENTS IN FOREIGN SECURITIES	3
LENDING OF PORTFOLIO SECURITIES	3
REPURCHASE AGREEMENTS	4
INVESTMENTS IN EXCHANGE-TRADED FUNDS	4
INVESTMENTS IN OTHER INVESTMENT COMPANIES	4
INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES	4
INVESTMENTS IN OPTIONS AND FUTURES	5
BORROWING MONEY	8
POSITION SIZES	8
MONITORING TOTAL INVESTED POSITION	9
INVESTMENT RESTRICTIONS	9
PORTFOLIO HOLDINGS	10
CODE OF ETHICS	11
PROXY VOTING POLICIES	11
MANAGEMENT OF THE FUND	12
BOARD OF DIRECTORS	12
MANAGEMENT AND ADVISORY ARRANGEMENTS	16
ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGER	18
OTHER ACCOUNTS MANAGED	18
POTENTIAL CONFLICTS OF INTEREST	18
COMPENSATION	19
OWNERSHIP OF SECURITIES	19
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	19
DETERMINATION OF NET ASSET VALUE	20
THE DISTRIBUTOR	21
THE ADMINISTRATOR	21
PURCHASE OF SHARES	22
REDEMPTION OF SHARES	22
GENERAL	22
REDEMPTION PRICE	23
SHAREHOLDER SERVICES	23
INVESTMENT ACCOUNT	23
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION	24
INTERNET ACCESS TO FUND ACCOUNT INFORMATION	24
MARKET TIMING ARRANGEMENTS	24
DIVIDENDS, DISTRIBUTIONS AND TAXES	24
DIVIDENDS AND DISTRIBUTIONS	24
TAXES	24
GENERAL INFORMATION	26
DESCRIPTION OF SHARES	26
INDEMNIFICATION OF OFFICERS AND DIRECTORS	26
PRINCIPAL SHAREHOLDERS	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
CUSTODIAN	27
TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT	27
LEGAL COUNSEL	27
INDEPENDENT DIRECTOR COUNSEL	27
DISTRIBUTOR	27
REPORTS TO SHAREHOLDERS	27
ADDITIONAL INFORMATION	27
AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION	27
INTERNET ACCESS TO FUND ACCOUNT INFORMATION	27
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
APPENDIX A – RATINGS OF CORPORATE DEBT OBLIGATIONS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

THE FUND

The Fund is the only series of Caldwell & Orkin, an open-end, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989.  Caldwell & Orkin's address is:  5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541, and its telephone number is (678) 533-7850 or (800) 237-7073.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to the sections entitled “Summary Section” and “Additional Information about the Fund” in the Prospectus for a discussion of the investment objectives and policies of the Fund.  Set forth below is certain further information relating to the Fund generally.

INVESTMENTS IN SMALL COMPANIES.  Although the Fund invests in companies of all sizes, there may be times when there is a significant investment in small companies.  Smaller growth companies may offer greater potential for capital appreciation than larger companies.  Smaller growth companies often have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in share price appreciation.

In addition, because they may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or change in management) than larger companies.

The smaller companies in which the Fund may invest may have relatively small revenues, may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market.  For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions.  In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant enough in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENT IN FIXED INCOME SECURITIES. At most times, the Fund's assets will be invested primarily in equity securities. However, money market instruments, U.S. Government securities and obligations, preferred stocks or certificates of deposit of commercial banks, and other fixed income securities may be held when the Manager believes that a portfolio of fixed income securities will outperform the stock market or in order for the Fund to receive a greater return on its idle cash, or when a defensive position is warranted.

While the Fund invests in cash or fixed income securities and/or maintains a defensive position, investment income will increase and may constitute a larger portion of the return. The Fund probably will not participate in market advances or declines to the extent that it would if it was fully invested. The Fund's fixed income investments may consist of corporate bonds and notes and U.S. government obligations. The Fund may invest in fixed income securities of any rating or quality, at the Manager’s sole discretion; provided, however, that the Fund will generally limit its investments in fixed income investments with ratings or quality below investment grade to 10% or less of the Fund’s portfolio.  For a discussion of the credit ratings of Standard & Poor's Corporation (“Standard & Poor’s”) and Moody's Investors Service, Inc. (“Moody’s”), see Appendix A to this Statement of Additional Information. Cash equivalent securities in which the Fund may invest include U.S. government obligations, U.S. government agency securities, commercial paper, bankers' acceptances, certificates of deposit, time deposits and other money market instruments (including, without limitation, money market funds). The Fund will only invest in commercial paper rated no lower than A-2 by Standard & Poor's or Prime-2 by Moody's. For a discussion of these ratings, see Appendix A to this Statement of Additional Information.

The Fund's investments in fixed income securities will generally be subject to the following risks:

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. There is the possibility that the value of particular bond or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant affect on the Fund’s performance if a significant portion of the Fund’s assets are in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced. The Fund may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings. Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

Maturity Risk. Maturity risk is another factor that can affect the value of a particular bond or fixed income security. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

INVESTMENTS IN SHORT SALES OF SECURITIES.  The Fund may seek to hedge investments or realize additional gains through short sales.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obliged to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet regulatory requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such sale, the total market value of all securities sold short would exceed 60% of the Fund's net assets.  The Fund similarly will limit its short sales of securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets or if such securities would constitute more than three percent (3%) of any class of the issuer's securities; provided, however, that this limitation shall not apply to any short sale by the Fund of exchange-traded funds (“ETFs”) or stock baskets.

On the Fund's internal books or in a segregated account at the Fund's Custodian (or a combination of both), the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker upon completion of any short sale transactions.  In determining the amount to be segregated, the securities that have been sold short by the Fund are marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or quoted in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System.

INVESTMENTS IN FOREIGN SECURITIES.  The Manager may invest up to 25% of the Fund's assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depository Receipt of foreign companies.  By doing so, the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries.  The Manager believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification.  Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies, except Canadian companies, involve greater risks than are present in domestic investments.  Canadian securities are not considered by the Manager to have the same risks as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation.  Also, Canadian securities are normally more liquid than other non-U.S. securities.  Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations comprising both risks and opportunities not typically associated with investing in U.S. securities:  fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes.  Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund reserves authority to lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund may experience a loss or delay in the recovery of securities if the institution with which it has engaged in a portfolio loan transaction breaches the agreement with the Fund.  Income from such lending will be invested in short-term cash equivalent securities, which will increase the current income of the Fund.  Such loans will not be for more than 30 days and will be terminable at any time.  The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions.  The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.  With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss.  If the Manager determines to make securities loans, the value of the securities loaned would not exceed one third of the value of the total assets of the Funds.  The Fund does not presently intend to lend its portfolio securities during the coming year.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.  In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less).  The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.  The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price.  Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.

INVESTMENTS IN EXCHANGE-TRADED FUNDS.  As noted in the Prospectus, the Fund may invest in ETFs.   To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value.  To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value.  When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF.

There can be no assurance that each of the underlying ETFs in which the Fund may invest will grow to or maintain an economically viable size, in which case the ETF may be liquidated.  In addition, to the extent that the ETFs in which the Fund may invest are granted licenses to use their respective underlying indices, the ETFs may be liquidated if such license agreements are terminated.  In the event that an ETF in which the Fund invests is liquidated, there can be no assurance that shares of a comparable ETF would be available for investment by the Fund at that time.

Although it is unlikely, from time to time, the Fund may invest in ETFs that seek daily leveraged investment results through the use of investment techniques, including investments in derivative instruments, in an attempt to provide enhanced returns relative to their respective underlying indices (“Leveraged ETFs”).  The Fund may take long or short positions in Leveraged ETFs that seek either enhanced returns, or inverse (opposite) returns, relative to their respective underlying indices.  Investing in Leveraged ETFs presents some risks not traditionally associated with most ETFs, including, but not limited to, exposure to the risk that a decline in the daily performance of their underlying indices will be leveraged.  For example, a Leveraged ETF rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.  As a result, for a period longer than one day, the pursuit of daily goals may result in daily leveraged compounding.  Leveraged ETFs are designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently.  In managing the Fund, the Manager may use Leveraged ETFs as short-term trading vehicles to the extent that such investments are consistent with the Fund’s investment objective.  Investing in Leveraged ETFs is not a principal investment strategy of the Fund.

INVESTMENTS IN OTHER INVESTMENT COMPANIES.  The Fund may invest in shares of other management investment companies, including, but not limited to, money market funds and ETFs, subject to the limitations and requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to such investments being consistent with the overall objective and policies of the Fund.  To the extent that the Fund invests in securities of other investment companies the Fund is subject to the performance and risk of such investment companies and will indirectly bear its proportionate share of the advisory fees and other expenses of such investment companies,.  These fees are typically referred to as “Acquired Fund Fees and Expenses.”

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES.  As explained under "Investment Restrictions" below, the Fund does not invest directly in commodities.  However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

INVESTMENTS IN OPTIONS AND FUTURES.  The following paragraphs pertain to futures and options: Regulatory Matters, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, Risks of Futures and Options, Risks of Options on Stock Indexes and Stock Index Futures Characteristics.

Regulatory Matters.  The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the 1940 Act.  The Fund has filed a claim of exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”) so that the Fund will not be subject to regulation or registration as a commodity pool operator under the CEA.

Combined Positions.  Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts.  In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer of a typical put option  and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. If the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset exposure to the underlying instrument’s positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments.  The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments would not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. If the Fund invests in futures, the Fund would be required to segregate liquid assets equivalent to the Fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Liquidity of Options and Futures Contracts.  There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options.  By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.  The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Risks of Futures and Options.  The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment adviser in managing the Fund’s portfolio of investments.  While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used.  It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets.  In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its yield.  The Fund may purchase and write both over-the-counter and exchange traded options.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.

Stock Index Futures Characteristics.  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract.  Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable.  In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline.  If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

BORROWING MONEY.  The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares, for temporary emergency purposes or for other purposes.  Borrowing involves the creation of a liability that requires the Fund to pay interest.  The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

POSITION SIZES.  For risk control purposes the Fund limits initial position sizes. The maximum initial position sizes for individual securities are generally 3% of net assets for long positions and 2% of net assets or short positions.  For typical stock company-specific put or call options the maximum initial position size is generally 0.3% of net assets.

MONITORING TOTAL INVESTED POSITION.  The Fund expects its total invested position (fixed income plus long positions plus the absolute value of its short positions) to be below 100% under normal circumstances.  However, from time to time, the Fund’s total invested position may exceed 100% for temporary periods due to timing of Fund purchases and sales, appreciation or depreciation in the Fund’s portfolio, redemptions of Fund shares or a combination of these or other factors.  The Manager will monitor the Fund’s total invested position and, when it exceeds 100% will take appropriate steps to reduce the Fund’s total invested position below 100%.

INVESTMENT RESTRICTIONS

Caldwell & Orkin has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

The Fund may not:

1.	As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

2.	Invest 25% or more of its total assets in the securities of issuers in any particular industry. (The Fund’s Board of Directors has determined that for purposes of this investment restriction, securities of other registered investment companies are not considered to be issued by issuers in any industry; provided, however, that investments in other investment companies that track a sector of a broad-based securities market shall be deemed to represent investments in the securities of issuers in one or more industries represented in that sector, as reasonably determined by the Manager in its sole discretion.)

3.	Issue senior securities, except as permitted under the 1940 Act.

4.	Purchase securities of other investment companies, except as permitted under the 1940 Act.

5.	Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts and futures contracts, including, without limitation, those relating to indices, securities or commodities, and options on such forward or futures contracts.

7.	Make loans to other persons; provided that the Fund may lend its portfolio securities to the extent permitted by the 1940 Act, and provided further that, for purposes of this restriction, investments in Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

8.	Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).

9.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary (i) in connection with borrowings mentioned in (10) above; (ii) in connection with writing covered put and call options, the purchase of securities on a when-issued or forward commitment basis, and collateral and initial or variation margin arrangements with respect to options, short sales, forward contracts, futures contracts, options on forward contracts and futures contracts; or (iii) otherwise as permitted under the 1940 Act.

10.	Invest certain of the Fund’s assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities, except to the extent permitted under the 1940 Act.

11.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

Additional investment restrictions adopted by the Directors of the Fund which may be changed by the Directors at their discretion, provide that the Fund may not:

12.	Make investments for the purpose of exercising control or management.

13.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

14.	Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Fund may, however, purchase or sell securities of entities which invest in such programs.

15.	Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund as part of a unit or attached to securities may be deemed to be without value.

16.	Engage in arbitrage transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for the Fund may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio. “Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Director of the Board, or an officer of the Fund.

Service Providers includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Only officers of the Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of the Fund’s Portfolio Holdings.   Exceptions to this Policy may only be made if an officer of a Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis.  In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information.  Neither the Fund nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of a Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers.   In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided.  As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose.  Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s investment adviser shall have primary responsibility for determining how and when Portfolio Holdings’ information may be disclosed in accordance with this Policy.  As a part of this responsibility, the Fund’s investment adviser shall inform the Fund’s other service providers of this policy, who shall in turn be responsible for complying with this policy within their own organizations and seeking the consent of the investment adviser for any disclosure not required by law or otherwise specifically allowed by this policy.

Full Portfolio Holdings.  Full portfolio holdings will be made available to the public quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Semi-Annual and Annual Reports will also be available on the Fund’s website.

Partial Portfolio Holdings.  Subject to the exceptions noted herein, partial portfolio holdings information will only be provided to the public and Third Parties for the most recent quarter-end and only after a 10 business day lag from the end of the quarter being provided.  These holdings may include any combination of the abovementioned portfolio holdings information, except for Full Portfolio Holdings.

CODE OF ETHICS

The Fund and the Manager have adopted a Code of Ethics that applies to their respective Officers, Directors and employees.  Although personnel subject to the Code of Ethics may invest in certain securities, Caldwell & Orkin has policies for personal trading that, among other things, prohibit insider trading.  With respect to equity securities that may be purchased or held by the Fund, the policies generally prohibit purchases, and permit sales only under certain conditions.  Generally, personal trades in equity securities require pre-clearance with the compliance officer.  The Fund has also adopted a Supplemental Code of Ethics that applies to the principal executive officers of the Fund.

PROXY VOTING POLICIES

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies related to its portfolio securities. Under the Proxy Voting Policy, the Fund has, subject to the oversight of the Board of Directors, delegated to the Manager the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act.  The Manager has adopted a Proxy Voting Policy which it is uses to vote proxies for its clients, including the Fund.

A copy of the Fund's and Manager's Proxy Voting Policy is attached as Appendix B.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge on the SEC’s website at http://www.sec.gov, and, upon request, by contacting the Fund at (800) 237-7073.

MANAGEMENT OF THE FUND

Reference is made to “Management of the Fund” in the Prospectus.  Set forth below is further information about the Fund’s management.

BOARD OF DIRECTORS

Caldwell & Orkin’s Board of Directors is responsible for the overall supervision of the operations of the Fund.  The Directors perform the various duties imposed on the directors of investment companies by the 1940 Act, and also have the responsibilities imposed generally on directors of business corporations by General Corporation Law of Maryland.  Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

The Directors, in turn, elect the Officers of the Fund to actively supervise day-to-day operations.  The term “Officer” means the president, vice president, secretary, treasurer, controller or any other Officer who performs policy-making decisions.  The following chart lists the Directors and Officers of the Fund.  Each Director who is an “interested person” of the Fund, as defined by the 1940 Act, is indicated by an asterisk.

The address for each person named in the table below is 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541.

Caldwell & Orkin Market Opportunity Fund Board of Directors and Officers (as of July 31, 2016)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Frederick T. Blumer (57) Director and Chairman of the Board	Indefinite Term, Since 1990	Mr. Blumer is the CEO of Vehcon, Inc., and was formerly CEO of X-spand International, Inc. and was formerly Vice President of HUGHES Telematics, Inc.	One	None
David L. Eager (73) Director	Indefinite Term, Since 1992
Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.  Mr. Eager is also the Vice Chair of the Kentucky Retirement System Board of Trustees and Chair of its Investment Committee.
			One	None
James L. Underwood (66) Director and Chairman of the Audit Committee	Indefinite Term, Since 2006
Mr. Underwood is the Founder and Sole Owner of Underwood Advisors, LLC, an Estate and Financial Planning firm and was formerly a Principal and shareholder of Windham Brannon P.C., and a Member of the Board of Managers of Windham Brannon Financial Group, LLC. Prior to that he was the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.
			One	None
INTERESTED DIRECTOR
Michael B. Orkin * (57) Director, President and Portfolio Manager	Indefinite Term, Since 1990
Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary.  Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.
			One	None

OFFICERS WHO ARE NOT DIRECTORS
Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
David R. Bockel (39) Treasurer & Assistant Secretary / Secretary & Assistant Treasurer	Indefinite Term, Since 2010 / 2006-2010	Mr. Bockel is a Portfolio Manager for Caldwell & Orkin, Inc., and is a Registered Representative of ALPS Distributors, Inc.	N/A	N/A
Melanie H. Zimdars (39) Chief Compliance Officer	Since 2015
Ms. Zimdars has over 15 years of experience within the financial services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. In this role she is the Chief Compliance Officer (“CCO”) for the ALPS Series Trust, Broadview Funds Trust, Caldwell & Orkin Market Opportunity Fund, Clough Funds Trust, Clough Global Funds Trust and Elkhorn ETF Trust.  Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008.
			N/A	N/A
Abigail Murray (41) Secretary	Since 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from  2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust.
			N/A	N/A
Erich Rettinger (31) Assistant Treasurer	Since 2013	Mr. Rettinger serves as a Fund Controller for ALPS Fund Services, Inc. He joined ALPS in 2007 in the Fund Accounting department.	N/A	N/A

Additional Information About the Directors’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Director for the Company.

Frederick T. Blumer

Mr. Blumer has been a Disinterested Director since 1990 and Chairman of the Company since 2004. During his term on the Board, Mr. Blumer has served as CEO of X-spand International, Vice President of Hughes Telematics, Inc. (now Verizon Telematics), and currently serves as CEO of Vehcon, Inc., a vehicle and driver data company.  Mr. Blumer was selected to serve as a Director and Chairman of the Company based on his business, legal and communications expertise.

David L. Eager

Mr. Eager has been a Disinterested Director of the Company since 1992. During his term on the Board, Mr. Eager has served as a consultant with Eager, Davis, Holmes LLC, a consulting firm, since January 2003. Prior to joining the Board, Mr. Eager served as a portfolio manager with Gerber Products’ In-House Pension Fund, a consultant to Pension Fund Management, including being the practice head of Mercer Investment Consulting and Director for Product Development at Driehaus Capital Management.  Mr. Eager currently serves as the Vice Chair of the Kentucky Retirement System’s Board of Trustees and Chair of its Investment Committee. Mr. Eager has a Bachelor of Arts in Economics and a Masters of Business Administration.  Mr. Eager has over 40 years’ experience as a consultant within the investment management and financial services industry.  Mr. Eager was selected to serve as a Director of the Company based on his business, financial services and investment management experience.

Michael. B. Orkin

Mr. Orkin has been an Interested Director of the Company since 1990. Mr. Orkin is also the Chief Executive Officer of Caldwell & Orkin, Inc., the parent company of the Adviser, and Chief Investment Officer of the Fund. Prior to joining the Board, Mr. Orkin has served as portfolio manager at Caldwell & Orkin, Inc. since 1985. Mr. Orkin is also a Chartered Financial Analyst and has been involved in money management since the early 1980s. Mr. Orkin was selected to serve as a Director of the Company based on his business and investment management experience.

James L. Underwood

Mr. Underwood has been a Disinterested Director of the Company since 2006. During his term on the Board, Mr. Underwood has been the Chief Executive Officer of Tarpley & Underwood PC, a public accounting firm, which he co-founded in May 1978, and President and Board Member of Tarpley & Underwood Financial Advisors LLC, a registered investment advisory firm, which he started in June 1998. In 2011, both Tarpley & Underwood PC and Tarpley & Underwood Financial Advisors LLC were merged into Windham Brannon PC and Windham Brannon Financial Group LLC, respectively.  Mr. Underwood then held ownership interests in both of the Windham Brannon firms.  As of December 31, 2013, Mr. Underwood retired from Windham Brannon and is no longer an owner in either Windham Brannon firm.  He then established Underwood Advisors, LLC, a CPA firm that focuses on providing estate and financial planning services to a select number of high net worth families and family offices.  Mr. Underwood also is a trustee and Chairman of the Gwinnett County Retirement Plans Management Committee, which is responsible for managing the county’s pension and defined contribution plans. Mr. Underwood is also a certified public accountant since 1977 and has been a Certified Financial Planning Practitioner since 1992. Mr. Underwood has over 38 years of experience as a certified public accountant and over 14 years with a registered investment advisor. Mr. Underwood was selected to serve as a Director of the Company based on his public accounting, investment advisory and financial services experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Directors. The Company has engaged C&O Funds Advisors, Inc. (the “Adviser”) to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is currently composed of four members, three of whom are Independent Directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and a Proxy Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Frederick T. Blumer, a Disinterested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Directors generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.  These include the Fund’s single portfolio of assets, the Fund’s net assets and the services provided by the Fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

The Board held four meetings during the last fiscal year.

Board Committees.  The Board of Directors has established the following committees:

Audit Committee.  All of the independent directors are members of the Audit Committee, which oversees the Fund’s accounting and financial reporting policies, the independent audit of its financial statements, and reviews the fees charged by the auditors for audit and non-audit services.  Mr. Underwood is the chairman of the Audit Committee.  The Audit Committee held one meeting during the last fiscal year, and plans to meet regularly, at least once a year, going forward.  The Audit Committee also acts as the Fund’s Qualified Legal Compliance Committee (“QLCC”), which is responsible for receiving any reports of material violations of securities laws by any officer, director, employee or agent of the Fund, investigating those reports, and taking appropriate action.  The QLCC did not meet during the last fiscal year.

Proxy Voting Committee. All of the independent directors are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Manager, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Manager, principal underwriter or an affiliated person of the Fund, on the other hand.  The Proxy Voting Committee will meet from time to time as it deems necessary to review the Fund’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable, and to assist the Fund in voting any proxies when a conflict of interest arises for the Adviser.  The Proxy Voting Committee did not meet during the last fiscal year.

The Board of Directors has no nominating or compensation committee or any committee performing similar functions.

Ownership in Fund’s Affiliates.  None of the disinterested (independent) Directors beneficially owns any other interest in any entity directly or indirectly controlling, controlled by, or under common control with the Manager or Distributor.

Directors’ Ownership in Fund Shares.  The following table shows each Director's beneficial ownership of shares of the Fund, which is the only series of shares of Caldwell & Orkin.  Information is provided as of December 31, 2015.

Director	Dollar Range of Equity Securities in the Fund
Frederick T. Blumer	Over $100,000
David L. Eager	$1 - $10,000
Michael B. Orkin	Over $100,000
James L. Underwood	$50,001 - $100,000

Director Compensation.
The Fund pays each Director, other than the Independent Chairman, who is not affiliated with the Adviser , an annual fee of $15,000 per year, plus $3,500 for each in‐person meeting attended and $1,500 for each other meeting attended. The Fund pays the Independent Chairman an annual fee of $19,000 per year, plus $5,250 for each in-person meeting attended and $3,250 for each other meeting attended. The Fund pays the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500. In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting.  The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting.  The Fund also reimburses Directors' actual out-of-pocket expenses relating to attendance at meetings.

During the fiscal year ended April 30, 2016, the Directors received the following compensation from the Fund:

Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Frederick T. Blumer	$37,000	N/A	$0	$37,000
David L. Eager	$25,000	N/A	$0	$25,000
James L. Underwood	$27,500	N/A	$0	$27,500

With respect to the compensation information set forth in the above table, the Fund incurred aggregate Directors’ fees and expenses, net of accruals, of $90,252 in the fiscal year ended April 30, 2016.

Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund.  Accordingly, each Director who is not affiliated with the Manager receives shares of the Fund with a value equal to the cash compensation they would have otherwise received.  For example, if a Non-Chair Director is to receive $7,250 per meeting attended ($3,750 base fee plus $3,500 meeting fee), he receives $7,250 in shares of the Fund, with the net asset value of such shares being that which is next determined after the Board meeting is adjourned.  Although Directors would be subject to the 2% redemption fee if they redeem within 90 days, there are no other restrictions as to their ability to redeem or otherwise dispose of their shares.  Alternatively, Directors may elect to receive their compensation in cash, provided that they have committed to promptly purchase shares of the Fund for the amount of such compensation at the next determined net asset value after their order is received.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Reference is made to “Management of the Fund” in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

Securities held by the Fund may also be held by other clients of the Manager or its sole shareholder, Caldwell & Orkin, Inc. (“C&O”).  Securities may be held by or be appropriate investments for the Fund as well as other clients of the Manager or C&O.  Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security.  If purchases or sales of securities for the Fund or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Manager or C&O during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The principal executive officer of the Manager is Michael B. Orkin, President.  Mr. Orkin is the sole shareholder of C&O, of which the Manager is a wholly-owned subsidiary, as well as the Chief Investment Officer of the Fund.

Management Fee.  The Fund has entered into a Management Agreement, as amended (the “Management Agreement”), with the Manager.  As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

On an annual basis, the advisory fee is equal to the following for the Fund: 1.00% of average daily net assets up to $250 million; 0.90% of average daily net assets in excess of $250 million but not more than $500 million; 0.80% of average daily net assets in excess of $500 million.

For the years ended April 30, 2016, 2015, and 2014, the Fund paid $1,694,029, $1,370,066, and $2,212,580, respectively, to the Manager pursuant to the Management Agreement.

Payment of Expenses.  The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for Officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors for the Fund who are affiliated persons of the Manager.  Notwithstanding the foregoing, the Management Agreement provides that the Fund’s Board of Directors is authorized to cause the Fund to pay such compensation to the chief compliance officer of the Company (the “CCO”) as the Board of Directors shall deem appropriate from time to time, whether or not the CCO is an affiliated person of the Manager.

Under the Management Agreement, the Manager has agreed to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets.

The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.  Accounting and pricing services are provided to the Fund by the Transfer Agent and the Fund reimburses the Transfer Agent for its costs in connection with such services.  For shareholder accounts held through financial intermediaries, the Fund may, in some cases, pay these intermediaries for providing account maintenance services, including sub-transfer agency services.

In addition to the Management Agreement with the Manager, Caldwell & Orkin has entered into an agreement with C&O pursuant to which C&O has granted to Caldwell & Orkin and the Fund the right to use the name “Caldwell & Orkin” in their name.  C&O has reserved the right, however, upon 30 days written notice, to terminate the right to such use should the Manager no longer serve as Manager to the Fund or should the Management Agreement be terminated.  Under those circumstances, C&O has also reserved the right to grant the right to use the name “Caldwell & Orkin” to another investment company, business or other enterprise.

Duration and Termination.  Unless earlier terminated as described above, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party.  Such contract terminates automatically upon assignment and may be terminated without penalty on 14 days written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

ADDITIONAL INFORMATION ABOUT THE INVESTMENT TEAM

Michael B. Orkin, David R. Bockel, Jr. and J. Patrick Fleming are responsible for the day-to-day portfolio management of the Fund.  Together they comprise the Investment Team.

OTHER ACCOUNTS MANAGED.  As of April 30, 2016, the Investment Team is responsible for the day-to-day portfolio management of separate accounts and one private investment partnership managed by C&O.

	Number of Other Registered Investment Companies Managed (assets in millions)	Number of Other Pooled Vehicles Managed (assets in millions)	Number of Other Accounts Managed (assets in millions)
Investment Team	0 ($0)	1 ($39,372,409)	31 ($39,106,198)

*	As of April 30, 2016, the privately-offered pooled vehicle managed by C&O, the C&O Investment Partnership, L.P. (the “Partnership”), charges performance fees. Therefore, the assets under management listed in this column are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each, an “Account”).

Many of the Accounts managed by C&O and the Manager focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time.  Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Orkin must allocate time and investment ideas across these different Accounts.   The management of multiple Accounts may also give rise to potential conflicts of interest as they will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities.  These conditions may give rise to potential conflicts of interest to the extent Mr. Orkin directs transactions for one Account that may adversely impact the value of securities held by another Account.  Securities selected for Accounts other than the Fund may outperform the securities selected for the Fund from time to time.

With respect to securities transactions for the Fund, C&O and the Manager generally determine the broker that executes each order, which determinations shall be made consistent with the duty to seek best execution of the transaction.  C&O and the Manager have adopted a policy that permits the aggregation of trades (each, a “bunched trade”) in the same security for the same Accounts on the same day.  In a bunched trade, each Account receives the same price, but different commission rates may apply to different Accounts owing either to the size of an Account’s position, the minimum ticket charges applied by the broker, or both.

Caldwell & Orkin employees generally do not trade securities in their personal accounts, and C&O, the Manager and the Fund have adopted a Code of Ethics that, among other things, generally prohibits personal trading by employees (including the portfolio managers) without pre-clearance by the CCO.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the Code of Ethics will adequately address such conflicts.

In general, C&O and the Manager rarely invest Accounts in private placements, initial public offerings (IPOs) or similar limited investment opportunities.  To the extent that Mr. Orkin recommends a limited investment opportunity for multiple Accounts, such limited investment opportunities are generally allocated pro rata based on account size, available cash or any other method determined to be fair.

COMPENSATION.  Mr. Orkin, Mr. Bockel and Mr. Fleming are paid a fixed base salary, and are eligible to participate in C&O's 401(k) plan.  Mr. Orkin, as the principal and 100% owner of C&O, will receive all profits of C&O and the Manager after expenses are paid.  Accordingly, since profits are expected to increase as assets increase, Mr. Orkin is expected to receive increased profits through his ownership of C&O.  Mr. Bockel and Mr. Fleming are eligible for performance-related bonuses.

OWNERSHIP OF SECURITIES.

As of April 30, 2016, the dollar value of the shares of the Fund beneficially owned by the members of the Investment Team are:

Mr. Orkin – over $1,000,000
Mr. Bockel – $100,001 - $500,000
Mr. Fleming – $100,001 - $500,000

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policy established by the Board of Directors of the Fund, the Manager is responsible for the Fund's portfolio decisions, the placing of the Fund's portfolio transactions and the negotiation of the commissions to be paid on such transactions.  In selecting brokers to be used in portfolio transactions, the Manager’s primary guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution.  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and the Management Agreement with the Fund, the Manager may cause the Fund to pay a broker that provides brokerage and research services an amount of brokerage commissions in excess of the amount that other brokers which do not provide such services might have charged for effecting the same transactions if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either a particular transaction or the Manager’s overall responsibilities to accounts over which it exercises investment discretion.  In accordance with Section 28(e) and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody) as required by rule or regulation in connection with such transactions.

The research services described above may make available to the Manager for its analysis and consideration the views and information of individuals and research staffs of other securities and research firms.  These research services may be useful to the Manager in connection with advisory clients other than the Fund and not all such services may be useful to the Manager in connection with the Fund.  Similarly, such services received by the Manager on account of clients other than the Fund may also be useful to the Fund.  Although such information is a useful supplement to the Manager's own investment process in rendering services to the Fund, the management fees payable to the Manager by the Fund are not reduced by the cost or value of such services.  Where a research service has a mixed use, the Manager will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The transactions described above with respect to the receipt of brokerage and research services by the Manager from certain brokers are generally referred to in the fund industry as “soft dollar” transactions.  For several years the Fund’s Board of Directors has monitored the Manager’s soft dollar practices on a quarterly basis to ensure that they are in full compliance with applicable legal and regulatory requirements and are beneficial to the Fund.  On an annual basis the Board receives a detailed memorandum that analyzes the Manager’s soft dollar practices and details, among other things, cost allocations made by the Manager with respect to products and services that have a mixed used as described above.  On a quarterly basis the Board receives a “Commissions and Soft Dollar Usage Report” that details the commissions paid by the Fund, the research received by the Manager and the cost (to the extent known) of such research.  The Manager receives both proprietary research prepared internally by the brokers and research from independent or third party providers that is available through the brokers.  Brokers generally do not provide any information regarding the cost of proprietary research; it is simply included or bundled with execution services provided by them in effecting transactions for the Fund.  However, the cost of third party or independent research is not bundled and is easily determinable by reviewing, for example, the invoices provided by such providers to the broker.  During the fiscal years ended April 30, 2016, 2015, and 2014, C&O received $522,874, $527,118, and $692,505, respectively, of third party research products and services, as expressed in actual invoice dollars paid.  Third party research service costs are not broken out between the Manager and C&O.  After considering all relevant factors, the Board at this time believes that the soft dollar arrangements are beneficial to the Fund.  However, the Board will continue to monitor soft dollars on a regular basis in light of industry and regulatory developments and the specific facts and circumstances of the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.  When a transaction involves exchange listed securities, the Manager considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.  Finally, the Fund may invest in initial public offerings.

The Manager has, and the Fund’s Board of Directors regularly reviews, written brokerage allocation practices and trading policies and best execution evaluation procedures that govern its trading practices.  These policies are generally designed to minimize conflicts of interest, comply with applicable regulatory requirements, and ensure that the Manager’s clients are treated fairly over time, subject to exceptions specifically set forth therein.  The Manager also has rules of conduct that, among other things, limit its employees’ interaction with brokers and their representatives in order to avoid impropriety.

For the fiscal years ended April 30, 2016, 2015, and 2014, the Fund paid $1,575,866, $1,159,666, and $2,319,508, respectively, in brokerage commissions.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the shares of the Fund is determined at the market close, generally 4:00 p.m., on each day during which The New York Stock Exchange is open for trading.  The New York Stock Exchange is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will also be determined once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by the Fund) in which there is sufficient trading in the Fund’s portfolio of securities that the net asset value might be materially affected.  The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.  Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price for long positions and at the last ask price for short positions.  Valuations of fixed income securities are supplied by independent pricing services approved by Caldwell & Orkin's Board of Directors.  Money market securities with a remaining maturity of 60 days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of Caldwell & Orkin's Board of Directors.

THE DISTRIBUTOR

Set forth below is further information about distribution of Fund Shares, the Fund’s Distributor and the Fund's Distribution Agreement.  Reference is made to “Purchasing Shares” and “Redeeming Your Shares” in the Prospectus.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”).  The Distribution Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund.  The Distribution Agreement was approved by the Fund’s Board of Directors on September 10, 2009, and was renewed, most recently, on June 16, 2016.  The Distribution Agreement will continue in effect for one year from its renewal date and may be continued in effect annually thereafter but only so long as such continuance is approved by (i) the Fund’s Board of Directors, or (ii) vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either case the continuance is also approved by a majority of the Independent Directors of the Fund, by a vote cast in-person at a meeting called for the purpose of voting on such continuance.  The Distribution Agreement is terminable without penalty by the Fund upon 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of the Fund’s Board of Directors (including a majority of the Independent Directors), or by the Distributor upon 60 days written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

THE ADMINISTRATOR

The Fund and ALPS Fund Services, Inc. (the “Administrator”) have entered into an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”).  Under the Administration Agreement, the Administrator provides the Fund with administrative, bookkeeping and pricing services.  Note that, effective on or about October 22, 2016, it is anticipated that Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 will serve as the administrator for the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator.  For its services under the Administration Agreement, the Administrator is entitled to the greater of a minimum fee or fees calculated based upon the annual net assets of the Fund.

The Administrator has agreed to waive a portion of its fees pursuant to a Distribution Fee Letter Agreement between the Manager and the Distributor.

For the fiscal year ended April 30, 2016, the Administrator received fees from the Fund for its services under the Administration Agreement totaling $139,732.  For the fiscal year ended April 30, 2015 the Administrator received fees from the Fund for its services under the Administration Agreement totaling $137,956. For the fiscal year ended April 30, 2014, the Administrator received fees from the Fund for its services under the Administration Agreement totaling $137,354.

PURCHASE OF SHARES

Reference is made to “How to Purchase Shares” in the Prospectus.  Set forth below is further information about the purchase of shares of the Fund.

The Distributor is also the principal underwriter of the Fund's shares. Eligible purchases of Fund shares may be made directly from the Distributor or from member firms of the Financial Industry Regulatory Authority (“FINRA”) that have entered into dealer agreements with the Distributor, so long as the account is opened in the name of the investor (i.e., not opened through an Omnibus account for the benefit of the firm's clients) and the account satisfies any applicable minimum purchase requirements below. See “Eligible Purchases of Fund Shares.”  FINRA firms may charge a reasonable transaction fee for their services. Such transaction fees can be avoided by investing directly with the Fund through the Distributor which acts as agent for the Fund.

Investors opening a new account must complete an application, which can be obtained through the Distributor or a dealer. If the purchase is made through a dealer, the dealer will supply the Fund with the required account information. Orders for the purchase of Fund shares placed directly with the Fund are executed at their next determined net asset value after receipt of the application form by the Distributor and receipt by the Fund's Custodian of the investment.  Dealers other than the Distributor have the responsibility for promptly transferring an investor's application and investment to the Fund and the Fund's Custodian.  Orders for the purchase of Fund shares placed through a dealer are executed at their next determined net asset value after receipt by the dealer.

The Board of Directors of Caldwell & Orkin has determined that it is in the best interest of the Fund to offer its shares, in lieu of cash payment, for securities approved by the Manager to be purchased by the Fund.  This will enable an investor to purchase shares of the Fund by exchanging securities owned by the investor for shares of the Fund.  The Directors believe that such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions.  For the same reason, the transaction may also be beneficial to investors.  Securities will be exchanged for shares of any of the Funds all in the absolute discretion of the Manager.  Cash equivalent securities may be contributed to the Fund in accordance with the wishes of the investor and the consent of the Manager.  The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and the investor may, therefore, realize a taxable gain or loss.

The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale.  The value of the Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the Fund next determines its net asset value.  Such securities will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities.  (See the “Fund Determination of Net Asset Value.”)  If you wish to acquire the Fund's shares in exchange for securities you should contact at the address or telephone number shown on the cover page of the Prospectus.  The Board of Directors of Caldwell & Orkin reserves the right to terminate this privilege at any time.

Investors may currently purchase shares of the Fund without a sales charge; however, the Fund reserves the right, upon sixty (60) days written notice to shareholders, to impose a sales load or other conditions on further purchases.

REDEMPTION OF SHARES

GENERAL.  Shareholders may request redemption of their shares at any time by mail or telephone as provided below.  In order to discourage short-term trading and market timing, shareholders will be charged a 2.00% redemption fee upon the redemption of Fund shares where the redemption occurs within 90 days following the issuance of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee will not be paid to the Fund's Manager.  In determining whether a redemption fee is payable and; if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder are the first to be redeemed.  The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans.  The fee will apply to shares held through financial intermediaries (such as broker/dealer Omnibus accounts), IRA accounts and shares sold through a Systematic Withdrawal Plan, however.

If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares.  Note that your intermediary may charge additional or different fees for redeeming shares not described in the Prospectus.  Those fees are not imposed by the Fund, and are not paid to the Fund.

The Fund reserves the right to waive, modify or discontinue the redemption fee at any time or from time to time, provided that such action will not materially harm the Fund and is consistent with the Fund’s efforts to deter short-term trading.

Payment will ordinarily be by check and mailed within three (3) business days of receipt of the proper notice of redemption, either by mail or telephone.  Payment may also be wired to the shareholder's account if the procedures set forth below are satisfied.  However, wire transfer fees will be subtracted from the amount of the redemption.

The value of shares redeemed may be more or less than their original cost, depending on the Fund's then current net asset value.

REDEMPTION PRICE.  The redemption price is the net asset value next determined after the receipt of the redemption request by the Transfer Agent. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time. The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.  Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission.  Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund.  If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Determination of Net Asset Value” and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, the Fund will sell other portfolio securities at the discretion of the Manager.  See “Redemption of Shares” in the Prospectus.

The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT.  Each shareholder who purchases shares directly from the Fund through the Distributor has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction.  The quarterly statement will show the cumulative activity in the account since the beginning of the year.  After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION.  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund.  Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution.  Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

INTERNET ACCESS TO FUND ACCOUNT INFORMATION.  You can easily access your Fund account information 24 hours a day by setting up online access. The process is simple and takes only a few minutes. Visit the Fund’s website, www.CaldwellOrkinFunds.com, and click on the “Account Access” tab. From there you will click a link to enter the transfer agent’s website. Click on “Set Up Online Access” to establish an online account. You will need your social security or tax ID number and your Fund account number.  You may also establish a new Fund account by clicking on “New Shareholder Account.”  Once you’ve established your account and logged on, you also have the option to sign up for eDelivery by clicking on the “eDelivery Sign Up” link. eDelivery will allow you to receive your shareholder statements, confirmation statements and/or regulatory documents (prospectuses, annual reports) via electronic distribution rather than hard copy distribution via postal mail. If you have any questions regarding internet access to Fund information please call a shareholder services representative at (800) 467-7903.

MARKET TIMING ARRANGEMENTS

The Fund has not entered into any arrangements with any person that would permit frequent purchases and frequent redemptions.  The Board of Directors has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS.  The Fund intends to distribute all of its net investment income and net realized long- and short-term capital gains, if any, to its shareholders at least annually after the close of the Fund's fiscal year. See “Shareholder Services - Reinvestment of Dividends and Capital Gains Distributions” for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund.  Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash.  Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

TAXES

Tax Treatment at the Fund Level.  The Fund intends to elect, as it has done previously, to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  If it qualifies, the Fund will not be subject to federal income tax for its net ordinary income and net realized capital gains which it distributes to shareholders.

In order to preserve its tax status under the Code, the Fund must comply with certain requirements.  If it fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at regular corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years.  The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Tax Treatment at the Shareholder Level.  Dividends and Capital Gains Distributions.  The following discussion on dividends and capital gains distributions pertains to non-tax-exempt investors.  Distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the length of time you have owned the shares.  Also, qualifying dividends received by the Fund and distributed to shareholders are taxable at the same rate as long-term capital gains.  Dividends paid by the Fund from its ordinary income (other than qualifying dividends), and distributions of the Fund's net realized short-term capital gains, are taxable as ordinary income.  Ordinary income dividends may generally be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Any capital gains or losses realized by the Fund that are derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained in the Fund's portfolio.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts.”  Any gain or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40").  Also, each section 1256 contract held by the Fund at the end of each taxable year are "mark-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers as to their particular tax consequences.

When income dividends or capital gains distributions are paid to shareholders, the Fund's net asset value per share is reduced automatically by the amount paid.  If the net asset value per share is reduced below your cost basis as a result, the distribution might still be taxable to you as ordinary income or capital gain (as the case may be), although in effect it represents a return of invested capital.  For this reason, you should generally avoid purchasing shares immediately prior to a distribution date.

Redemptions.  If you redeem Fund shares, you will generally realize a capital gain or loss equal to the difference between the redemption price and the adjusted cost basis of the shares redeemed.  If the redemption is in-kind, gain or loss will be measured by the difference between the fair market value of securities received and the adjusted cost basis of the shares redeemed.

Capital gains or losses generally will constitute short-term capital gains or losses if the shares redeemed were held for twelve months or less, and long-term capital gains or losses if the shares redeemed were held for more than twelve months.  If, however, shares of the Fund were redeemed within six months of their purchase, and if a long-term capital gain distribution was paid with respect to those shares during that six-month holding period, then any loss realized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

Income dividends and capital gains distributions are taxable in the manner described above regardless of whether they are received in cash or automatically reinvested in additional shares. If the Fund pays a distribution in January which was declared in the previous October, November or December to shareholders of record on a specified date in such a month, then such dividend or distribution will be treated and will be taxable as if it were paid on December 31 of the year it was declared.  You will receive a Form 1099 annually detailing the amount and nature of income and capital gains to assist you in reporting the distributions on your federal income tax return.

Under certain provisions of the Code, some shareholders may be subject to 28% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding").  Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.  When establishing an account, you must certify under penalty of perjury that the number is correct and that you are not otherwise subject to backup withholding. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Dividends from ordinary income and distributions of net realized short-term capital gains paid to non-resident aliens and foreign entities might be subject to a 30% United States withholding tax under existing provisions of the Code, unless a reduced rate or exemptions apply under applicable treaty laws.  Non-resident aliens and foreign entities are urged to consult their own tax advisors about the applicability of the United States withholding tax.

Conclusion.  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and is generally focused on the consequences to non-tax-exempt investors.  The Code and Treasury provisions are subject to change by legislative, judicial or administrative action.  For a full, updated discussion, consult the Code and applicable Treasury regulations.

The discussion above does not address any particular tax considerations you might have.  For example, dividends and capital gains distributions may also be subject to state and local taxes, and foreign investors may be subject to applicable foreign taxes.  You are urged to consult your tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws.

GENERAL INFORMATION

DESCRIPTION OF SHARES.  Caldwell & Orkin Funds, Inc. was incorporated under Maryland law on August 15, 1989.  It has an authorized capital of 45,000,000 shares of Common Stock, par value $0.10 per share, 30,000,000 shares of which have been classified as shares of Market Opportunity Fund common stock.  The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of applicable Maryland law and the 1940 Act.  In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the Fund's assets after payment of the Fund’s debts and expenses.  Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote.  In addition, Shareholders have the right to remove Directors.  The Fund does not intend to hold meetings of shareholders in any year in which applicable Maryland law does not require shareholders to act upon any of the following matters:  (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors.  Voting rights for Directors are not cumulative.  Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS.  A Director or Officer of Caldwell & Orkin shall not be liable to the Fund or its shareholders for monetary damages. See the Article of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

PRINCIPAL SHAREHOLDERS.  As of August 1, 2016, the following entities were known by the Market Opportunity Fund to be record owners of five percent or more of the outstanding stock of the Market Opportunity Fund:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,796,070	19.78%
Merrill Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl. 1 Jacksonville, FL 32246	1,573,464	17.33%
National Financial Services, LLC 82 Devonshire St. Mail Zone ZE7F Boston, Ma 02109	1,506,368.28	16.59%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	773,131	8.51%

As of August 1, 2016, the Officers and Directors of Caldwell & Orkin and the Manager, as a group, own 5.42% of the outstanding shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia, PA 19103-3638 has been selected as the independent registered public accounting firm of the Fund.  The independent registered public accounting firm is responsible for auditing the financial statements of the Fund.

CUSTODIAN.  U.S. Bank National Association, the principal address of which is 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI  53212, acts as Custodian of the Fund's assets.  The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT.  ALPS Fund Services, Inc., the principal address of which is 1290 Broadway, Suite 1100, Denver, CO  80203, acts as the Fund's Transfer, Redemption and Dividend Disbursing Agent (the “Transfer Agent”).  The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts. Note that, effective on or about October  22, 2016, it is anticipated that Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246will serve as the transfer agent for the Fund.

LEGAL COUNSEL.  Paul Hastings LLP, the principal address of which is 1170 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309, has been selected as counsel for the Fund.  Paul Hastings LLP will pass on legal matters for the Fund in connection with the offering of its shares.  Paul Hastings LLP also represents the Manager and would represent the Manager in the event of a dispute between the Manager and the Fund.

INDEPENDENT DIRECTOR COUNSEL.  Arnall Golden Gregory LLP, the principal address of which is 171 17th Street, NW, Suite 2100, Atlanta, GA  30363, has been selected by the Board of Directors as legal counsel to the Independent Directors of the Fund.  Arnall Golden Gregory LLP will advise the independent members of the Board on legal matters related to the Fund.  Arnall Golden Gregory LLP has no affiliation with the Manager or Caldwell & Orkin, Inc., and would represent the Fund in the event of a dispute between the Manager and the Fund.

DISTRIBUTOR.  ALPS Distributors, Inc., the principal address of which is 1290 Broadway, Suite 1100, Denver, CO 80203, is the Fund’s Distributor.  The Distributor is primarily responsible for the distribution of Fund shares.  Note that, effective on or about October 22, 2016, it is anticipated that Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 will serve as the distributor for the Fund.

REPORTS TO SHAREHOLDERS.  The Fund’s fiscal year ends on April 30 of each year.  The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information.  An Annual Report, containing financial statements audited by the Fund’s independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION.  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which Caldwell & Orkin has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION.  The Fund’s current closing NAV is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.  Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

INTERNET ACCESS TO FUND ACCOUNT INFORMATION.  You can easily access your Fund account information 24 hours a day by setting up online access. The process is simple and takes only a few minutes. Visit the Fund’s website, www.CaldwellOrkinFunds.com, and click on the “Account Access” tab. From there you will click a link to enter the transfer agent’s website. Click on “Set Up Online Access” to establish an online account. You will need your social security or tax ID number and your Fund account number.  You may also establish a new Fund account by clicking on “New Shareholder Account.”  Once you’ve established your account and logged on, you also have the option to sign up for eDelivery by clicking on the “eDelivery Sign Up” link. eDelivery will allow you to receive your shareholder statements, confirmation statements and/or regulatory documents (prospectuses, annual reports) via electronic distribution rather than hard copy distribution via postal mail. If you have any questions regarding internet access to Fund information please call a shareholder services representative at (800) 467-7903.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The financial statements of the Fund for the fiscal year ended April 30, 2016 were audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm, and are incorporated by reference from the Fund's 2015 Annual Report to Shareholders.  A copy of such report accompanies this Statement of Additional Information.  Additional copies are available, without charge, by calling the Fund at (800) 237-7073.

APPENDIX A

Ratings of Corporate Debt Obligations

The characteristics of debt obligations rated by Moody's are generally as follows:

Long-Term Obligation Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The characteristics of debt obligations rated by Standard & Poor's are generally as follows:

Long-Term Issue Credit Ratings*

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*	The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative

Short-Term Issue Credit Ratings-Term Issue Credit Ratings

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

Ratings of Commercial Paper

The Fund’s purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's or Prime- 1 or Prime-2 by Moody's – the highest commercial paper ratings assigned by the respective ratings services.  Descriptions of the ratings follow:

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Fund’s Proxy Voting Committee.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisers are hereby delegated the following duties:

(1)     to make the proxy voting decisions for the Fund, in accordance with each applicable Adviser’s Proxy Voting Policy, except as provided herein; and

(2)     to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent Directors of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to each Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

C.	Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

CALDWELL & ORKIN, INC.

AND

C&O FUNDS ADVISOR, INC.

Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Caldwell & Orkin, Inc. and C&O Funds Advisor, Inc. (collectively, “C&O”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how C&O has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that C&O complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Caldwell & Orkin Funds, Inc. (the “Fund”), its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

Specific Proxy Voting Policies and Procedures

C&O believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  C&O is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details C&O’s philosophy and practice regarding the voting of proxies.

A.	General

C&O believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement C&O’s proxy voting policies, C&O has developed the following procedures for voting proxies.

1.	C&O’s chief compliance officer (CCO) is responsible for overseeing these proxy voting procedures for client accounts (including, without limitation, the Fund) and designating C&O’s proxy voting manager (the “Proxy Manager”). Upon receipt of a corporate proxy by C&O, the special or annual report and the proxy shall be submitted to the Proxy Manager. The Proxy Manager will then vote the proxy in accordance with this policy.

Note: For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with C&O’s CCO.

2.	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of C&O’s Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

3.	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in C&O’s files.

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the CCO shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

D.	Option to Vote or Not Vote

Notwithstanding anything to the contrary in this policy, in situations where the Proxy Manager or CCO determines that refraining from voting a proxy is in the client's best interest, such as when C&O has determined that the cost of voting the proxy exceeds the expected benefit to the client, C&O may determine not to vote a proxy.

Voting Guidelines

While C&O’s policy is to review each proxy proposal on its individual merits, C&O has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

A.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, C&O will generally vote in favor of management’s proposed directors.  In a contested election, C&O will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, C&O will review any contested proposal on its merits.

Notwithstanding the foregoing, C&O expects generally to support proposals to:

●	Eliminate cumulative voting; and

●	Limit directors’ liability and broaden directors’ indemnification rights;

And expects generally to vote against proposals to:

●	Adopt the use of cumulative voting;

●	Change the size, manner of selection, and removal of the board, where the Portfolio Manager believes such changes would likely have anti-takeover effects; and

●	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

2.	Audit Committee Approvals

C&O generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  C&O will generally vote to ratify the selection of auditors.

3.	Shareholder Rights

C&O may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, C&O expects generally to support proposals to:

●	Adopt confidential voting and independent tabulation of voting results; and

●	Require shareholder approval of poison pills.

And expects generally to vote against proposals to:

●	Adopt super-majority voting requirements; and

●	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

C&O may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, C&O expects generally to support proposals to:

●	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

●	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope;

●	Require shareholder approval of “poison pills”; and

●	Opt-out of statutory provisions that permit a company to consider the non-financial effects of mergers and acquisitions.

And expects generally to vote against proposals to:

●	Adopt classified boards of directors;

●	Reincorporate a company where the primary purpose appears to be the creation of takeover defenses; and

●	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

C&O will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.  C&O will generally support the following proposals, if the Proxy Manager has determined that the proposal has a legitimate business purpose and is otherwise in shareholders’ best interests:

●	Proposals to create new classes of common and preferred stock, unless they appear to the Proxy Manager be an anti-takeover measure; and

●	Proposals to eliminate preemptive rights.

B.	Compensation

1.	General

C&O generally believes that compensation matters should be left up to the board’s compensation committee which can be held accountable for its decisions through the election of directors. C&O typically supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, C&O generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. C&O may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, C&O generally expects to support proposals to:

●	Require shareholders approval of golden parachutes; and

●	Adopt golden parachutes that do not exceed three times the base compensation of the applicable executives.

And expects generally to vote against proposals to:

●	Adopt golden parachute plans that exceed three times base compensation; and

●	Adopt measures that appear to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans

C&O evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, C&O may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

Notwithstanding the foregoing, C&O generally expects to oppose proposals that eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return; such as:

●	Backdating options (Backdating an option is the act of changing an options grant date from the actual grant date to an earlier date when the underlying stock was lower, resulting in a lower exercise price for the option); and

●	Repricing options or option exchange programs, unless macroeconomic or industry trends, rather than company specific issues, cause a stock’s value to decline dramatically.

3.	Director Compensation Plans

C&O believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

C.	Corporate Responsibility and Social Issues

C&O generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, C&O will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, C&O may vote against corporate responsibility and social issue proposals that C&O believes will have substantial adverse economic or other effects on a company, and C&O may vote for corporate responsibility and social issue proposals that C&O believes will have substantial positive economic or other effects on a company.

Conflicts

In cases where Caldwell & Orkin is aware of a conflict between the interests of a client and the interests of Caldwell & Orkin or an affiliated person (e.g., a portfolio company is a client or an affiliate of a client of C&O), Caldwell & Orkin will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that Caldwell & Orkin does not receive instructions from the client within three business days of the notice, Caldwell & Orkin may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

In cases where C&O Funds Advisor is aware of conflict between the interest of the Fund’s shareholders and the interest of C&O Funds Advisor or its affiliates, the Fund’s principal underwriter or an affiliated person of the Fund, then the Fund’s Proxy Voting Committee shall determine how the Fund will vote the proxy.

C&O Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires C&O to disclose in response to any client request how the client can obtain information from C&O on how its securities were voted.  C&O will disclose in Form ADV that clients can obtain information on how their securities were voted by making a written request to C&O.  Upon receiving a written request from a client, C&O will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires C&O to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  C&O will provide such a description in its Form ADV.  Upon receiving a written request from a client, C&O will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

Recordkeeping

C&O shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by C&O that were material to making a decision how to vote, or that memorialized the basis for the decision;

(v)	Records of client requests for proxy voting information, and

(vi)	With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by C&O.  These records may be kept as part of C&O’s records.

C&O may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by C&O that are maintained with a third party such as a proxy voting service, provided that C&O has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C.  OTHER INFORMATION

Item 28.  Exhibits:

Exhibit Number

A.	Amended and Restated Articles of Incorporation of Registrant, incorporated by reference from PEA No. 2 filed June 25, 1992.

A.1.	Articles of Amendment, incorporated by reference from PEA No. 8 filed August 25, 1996.

A.2.	Articles Supplementary, incorporated by reference from PEA No. 38 filed August 28, 2015

B.	By-Laws of Registrant, incorporated by reference from Pre-effective Amendment No. 1 filed August 8, 1990.

C.	None.

D.1.	Management Agreement between the Market Opportunity Fund of Registrant and C & O Funds Advisor, Inc. dated August 20, 1992, incorporated by reference from PEA No. 3 filed August 21, 1992.

D.2.	Amendment No. 1 to the Management Agreement between the Caldwell & Orkin Market Opportunity Fund, a series of the Registrant, and C & O Funds Advisor, Inc. dated November 3, 2006, incorporated by reference from PEA No. 27 filed August 28, 2009.

D.3.	Amendment No. 2 to the Management Agreement between the Caldwell & Orkin Market Opportunity Fund, a series of the Registrant, and C & O Funds Advisor, Inc. dated December 10, 2008, incorporated by reference from PEA No. 27 filed August 28, 2009.

D.4.	Amendment No. 3 to the Management Agreement between the Caldwell & Orkin Market Opportunity Fund, a series of the Registrant, and C & O Funds Advisor, Inc. dated December 18, 2009, incorporated by reference from PEA No. 28 filed June 18, 2010.

E.	Distribution Agreement (Underwriting Agreement) between Registrant and ALPS Distributors, Inc., dated November 1, 2011, incorporated herein by reference from PEA No. 32 filed August 28, 2012.

F.	None.

G.1.	Custody Agreement between The Caldwell & Orkin Funds, Inc. and U.S. Bank National Association dated July 18, 2016, filed herewith.

G. 2	Special Custody Account Agreement, by and among The Caldwell & Orkin Funds, Inc., U.S. Bank, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated July 18, 2016, filed herewith.

G.3.	Agreement for Prime Brokerage Clearance Services between ABN AMRO, Inc. (formerly Furman Selz LLC) and Caldwell & Orkin, Inc., dated March 22, 1996, incorporated by reference from PEA No. 13 filed June 30, 1999.

G.4.	Agreement for Prime Brokerage Clearance Services between Merrill Lynch Pierce Fenner and Smith, and Caldwell & Orkin, Inc., dated May 1, 1998, incorporated by reference from PEA No. 13 filed June 30, 1999

H.1.	Transfer Agency Agreement between Registrant and ALPS Funds Services, Inc., dated August 21, 2009, incorporated by reference from PEA No. 28 filed June 18, 2010.

H.2.	Transfer Agent Interactive Client Services Agreement between Registrant and ALPS Funds Services, Inc., dated August 21, 2009, incorporated by reference from PEA No. 28 filed June 18, 2010.

H.3.	Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc., dated August 21, 2009, incorporated by reference from PEA No. 28 filed June 18, 2010.

H.4.	Agreement between Registrant and Caldwell & Orkin, Inc. dated August 20, 1992, incorporated by reference from PEA No. 2 filed June 25, 1992.

H.5.	Distribution Plan of Market Opportunity Fund of the Registrant, incorporated by reference from initial registration statement filed May 30, 1990.

H.6.	Form of Distribution Plan Sub-Agreement, incorporated by reference from initial registration statement filed May 30, 1990.

H.7.	Schedule for Computation of performance quotation, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.8.	Power of Attorney appointing H. Eugene Caldwell and Michael B. Orkin (see Signature Page to this Amendment), incorporated by reference from PEA No. 6 filed August 29, 1994.

H.9.	Power of Attorney appointing Michael B. Orkin, incorporated by reference from PEA No. 17 filed August 29, 2000.

H.10.	Power of Attorney appointing Michael B. Orkin, incorporated by reference from PEA No. 24 filed August 29, 2006.

I.	Opinion and consent of counsel, as to legality of shares, incorporated by reference from PEA No. 3 filed August 21, 1992.

J.1	Consent of Tait, Weller & Baker LLP, filed herewith.

J.2	Consent of Paul Hastings LLP, filed herewith.

K.	None.

L.	Agreement concerning initial capital of Registrant (Market Opportunity Fund), incorporated by reference from initial registration statement filed May 30, 1990.

M.	None.

N.	None.

O.	None.

P.1.	Code of Ethics of The Caldwell & Orkin Funds, Inc. is filed herewith.

P.2.	Amended Code of Ethics of C&O Funds Advisor, Inc. is filed herewith.

P.3.	Amended Code of Ethics of ALPS Holdings, Inc. is filed herewith.

Item 29.  Persons Controlled by or under Common Control with Registrant.

The Fund’s Manager, C & O Funds Advisor, Inc., a Georgia corporation, is a wholly-owned subsidiary of, and may be deemed to be controlled by, Caldwell & Orkin, Inc., which is also a Georgia corporation.

Item 30.  Indemnification.

Section 2-418 of the Maryland General Corporation Law, Article VI of Registrant's Charter filed as Exhibit A and A.1., Article VII of Registrant's By-Laws filed as Exhibit B, and the Distribution Agreement filed as Exhibit E provide, or will provide, for indemnification.

Registrant's Articles of Incorporation (Article VI) provide that Registrant shall indemnify its Directors and Officers to the fullest extent permitted by law.

Registrant's By-laws (Article VII, Section 1) provide that Registrant shall indemnify any Director and/or Officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or Officer of Registrant, or is or was serving at the request of Registrant as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

With respect to indemnification of Officers and Directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any Director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal,  administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the Director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the Director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful.  A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director has met the requisite standard of conduct.  Under Section 2-418, Registrant may also indemnify Officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify Directors and Officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract.  Pursuant to Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by Section 2-418.  The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

Reference is also made to Section 9 of the Distribution Agreement filed as Exhibit E to this Registration Statement.  Section 9 of the Distribution Agreement provides that Registrant, subject to certain conditions and limitations, shall indemnify, defend and hold harmless the Underwriter, its Officers and directors and any person who controls the Underwriter within the meaning of the Securities Act of 1933 from and against any and all claims, demands, liabilities and expenses which they may incur under the Federal securities laws, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or any related Prospectus and/or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Reference is also made to Article IV of the Management Agreement, as amended, filed as Exhibit D to this Registration Statement.  Article IV provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement, as amended.

The Registrant may purchase insurance on behalf of an Officer or Director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as Officer or Director of the Registrant.  The Registrant, however, may not purchase insurance on behalf of any Officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful.  The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.  Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.

Item 31.  Business and Other Connections of Investment Advisor

None.

Item 32.  Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds,  DBX ETF Trust, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, ETF ManagersTrust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Owlshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director
Jeremy O. May	President, Director
Thomas A. Carter	Executive Vice President, Director
Bradley J. Swenson	Senior Vice President, Chief Operating Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary
Eric T. Parsons	Vice President, Controller and Assistant Treasurer
Randall D. Young**	Secretary
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary
Douglas W. Fleming**	Assistant Treasurer
Steven Price	Senior Vice President, Chief Compliance Officer
Liza Orr	Vice President, Senior Counsel
Jed Stahl	Vice President, Senior Counsel
Taylor Ames	Vice President
Troy A. Duran	Senior Vice President, Chief Financial Officer
James Stegall	Vice President
Gary Ross	Senior Vice President
Kevin Ireland	Senior Vice President
Mark Kiniry	Senior Vice President
Tison Cory	Vice President, Intermediary Operations
Hilary Quinn	Vice President
Jennifer Craig	Assistant Vice President

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33.  Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act at its principal executive offices at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, U.S. Bank National Association, 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI  53212, and Transfer Agent, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO  80203

Item 34.  Management Services.

None.

Item 35.  Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, and State of Georgia, on the 26th day of August, 2016.

THE CALDWELL & ORKIN FUNDS, INC. (Registrant)

By:	/s/ Michael B. Orkin
Michael B. Orkin
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael B. Orkin	Director and President	August 26, 2016
Michael B. Orkin
/s/ David R. Bockel	Treasurer	August 26, 2016
David R. Bockel
/s/ Frederick T. Blumer*	Director and Chairman	August 26, 2016
Frederick T. Blumer
/s/ David L. Eager*	Director	August 26, 2016
David L. Eager
/s/ James L. Underwood*	Director	August 26, 2016
James L. Underwood
By: /s/ Michael B. Orkin	*Attorney-in-Fact	August 26, 2016
Michael B. Orkin

*	Executed by Michael B. Orkin as Attorney-in-Fact

INDEX TO EXHIBITS

G.1	Custody Agreement
G.2	Special Custody Account Agreement
J.1	Consent of Tait, Weller & Baker LLP
J.2	Consent of Paul Hastings LLP
P.1	Code of Ethics of the Caldwell & Orkin Funds, Inc.
P.2	Code of Ethics of C&O Funds Advisor, Inc.
P.3	Code of Ethics of ALPS Holdings, Inc.